UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule Sec.240.14a-12

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Greenwave Technology Solutions, Inc.

4016 Raintree Rd, Suite 300

Chesapeake, VA 23321

(757) 966-1432

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on November 29, 2022

To the Stockholders of Greenwave Technology Solutions, Inc.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Greenwave Technology Solutions, Inc., a Delaware corporation (the “Company”), to be held on November 29, 2022 at 4:30 p.m. Eastern Time. The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (Toll Free) or visiting www.GWAV.vote. There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com The meeting will be held for the following purposes:

The principal business of the meeting will be:

1.	To elect four directors to serve until our next annual meeting of Stockholders or until their successor is duly elected and qualified;

2.	To approve the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) and the reservation of up to 400,000 shares of Common Stock for issuance thereunder, subject to certain conditions;

3.	To ratify the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

4.	To hold an advisory vote on executive compensation;

5.	To approve the amendment and restatement of the Company’s Bylaws (the “Bylaws Amendment Proposal”);

6.	To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

7.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

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You may vote if you were the record owner of shares of the Company’s Common Stock, at the close of business on October 6, 2022. The Board of Directors of the Company has fixed the close of business on October 6, 2022 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

As of the Record Date, there were 10,712,319 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of our Common Stock are entitled to one vote for each share of Common Stock held. The foregoing shares are referred to herein as the “Shares”. Holders of our Common Stock will vote together as a single class on all matters described in this proxy statement (the “Proxy Statement”).

All Stockholders are cordially invited to virtually attend the Annual Meeting. Whether you plan to virtually attend the Annual Meeting or not, you are requested to vote over the Internet, by telephone, or complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience. Voting by using the aforementioned methods will not prevent you from voting virtually at the annual meeting.

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to virtually attend the Annual Meeting.

For information on how to vote your Shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “How Do I Vote?” in the Proxy Statement accompanying this notice.

We encourage you to vote over the Internet, by telephone, or by completing, signing, and dating the proxy card, and returning it in the enclosed envelope.

If you have questions about voting your Shares, please contact our Chief Executive Officer at Greenwave Technology Solutions, Inc., at 4016 Raintree Rd, Suite 300, Chesapeake, VA 23321, telephone number (757) 966-1432.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached Proxy Statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible. Note that we have enclosed with this notice a proxy statement.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

www.GWAV.vote

By Order of the Board of Directors of Greenwave Technology Solutions, Inc.

Sincerely,

/s/ Danny Meeks
Danny Meeks, Chief Executive Officer

Date: October 11, 2022

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 29, 2022

The Notice of Annual Meeting of Stockholders and our Proxy Statement are available at:

www.GWAV.vote

REFERENCES TO ADDITIONAL INFORMATION

This Proxy Statement incorporates important business and financial information about Greenwave Technology Solutions, Inc. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission (“SEC”) website (www.sec.gov) or upon your written or oral request by contacting the Chief Executive Officer of Greenwave Technology Solutions, Inc., at 4016 Raintree Rd, Suite 300, Chesapeake, VA 23321, telephone number (757) 966-1432.

To ensure timely delivery of these documents, any request should be made no later than November 15, 2022 to receive them before the Annual Meeting.

For additional details about where you can find information about Greenwave Technology Solutions, Inc., please see the section entitled “Where You Can Find More Information about the Company” in this Proxy Statement.

Greenwave Technology Solutions, Inc.

4016 Raintree Rd, Suite 300

Chesapeake, VA 23321

(757) 966-1432

2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 29, 2022

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This Proxy Statement, along with the accompanying notice of the 2022 Annual Meeting of Stockholders, contains information about the 2022 Annual Meeting of Stockholders of Greenwave Technology Solutions, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 4:30 pm Eastern Time on November 29, 2022 or such later date or dates as such Annual Meeting date may be adjourned or postponed. The Annual Meeting will be a completely virtual meeting of Stockholders conducted via live audio webcast to enable our Stockholders to participate from any location around the world that is safe and convenient to them. You will be able to attend the Annual Meeting by visiting www.GWAV.vote.

In this Proxy Statement, we refer to Greenwave Technology Solutions, Inc. as “Greenwave,” the “Company,” “we,” “us,” or “our.”

Why Did You Send Me This Proxy Statement?

We sent you this Proxy Statement in connection with the solicitation by the board of directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 4:30 p.m. Eastern Time on November 29, 2022 and any adjournments thereof. This Proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 29, 2022 The Proxy Statement and annual report to security holders are available at www.GWAV.vote.

This Proxy Statement is being mailed on or about October 14, 2022 to all Stockholders entitled to notice of and to vote at the meeting. You can also find a copy of our Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), which includes our financial statements for the fiscal year ended December 31, 2021 by following the instructions contained in the Notice of Availability mailed to Stockholders entitled to notice of and to vote at the meeting along with this Proxy Statement on October 14, 2022, or on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through www.GreenwaveTechnologySolutions.com.

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Who may attend and how to attend

Our Board has fixed the close of business on October 6, 2022 as the record date for a determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof (the “Record Date”). Each share of Common Stock represents one vote to be voted on each matter presented at the Annual Meeting. Record holders and beneficial owners may attend the Annual Meeting (via phone call). Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

●	Access an audio-only conference call by calling 877-407-3088 (Toll Free) or +1 877-407-3088 (International);
●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

Stockholders of Record

●	Stockholders of record as of the Record Date can attend the special meeting by accessing the live audio conference call at +1-877-407-3088 and presenting the unique 12-digit control number on the proxy card.

Beneficial Owners

●	If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time on November 28, 2022. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at +1-877-407-3088 and present your unique 12-digit control number.
●	Shareholders may submit live questions on the conference line while attending the virtual Annual Meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com.

Why is the 2022 Annual Meeting a virtual, online meeting?

In light of the COVID-19 pandemic, our Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. In light of the public health and safety concerns related to the COVID-19 outbreak, we believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to safely participate from any location around the world. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

Who Can Vote?

Stockholders who owned Common Stock at the close of business on October 6, 2022 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the Record Date, there were 10,712,319 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

You do not need to virtually attend the Annual Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A Stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any Stockholder who has executed a proxy card but attends the Annual Meeting virtually may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

Each holder of Common Stock is entitled to one vote per share of Common Stock. Holders of our Common Stock will vote together as a single class.

How Do I Vote?

Whether you plan to virtually attend the Annual Meeting or not, we urge you to vote by proxy. All Shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your Shares should be voted for or against each nominee for director, and whether your Shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your Shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to virtually attend the Annual Meeting. If your Shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

●	By Internet or by telephone. Follow the instructions you received to vote by Internet or telephone.

●	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Board.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

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●	By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.

If you are a beneficial owner of Shares held in street name and do not provide the organization that holds your Shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your Shares may generally vote on routine matters, but cannot vote on non-routine matters.

How Does The Board Recommend That I Vote On The Proposals?

The Board recommends that you vote as follows:

●	“FOR” the election of the Board nominees as directors;

●	“FOR” the approval the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) and the reservation of up to 400,000 shares of Common Stock for issuance thereunder, subject to certain conditions;

●	“FOR” the ratification of the selection of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

●	“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers;

●	“FOR” the Bylaws Amendment Proposal; and

●	“FOR” the approval of the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.

If any other matter is presented, the proxy card provides that your Shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	signing a new proxy card and submitting it as instructed above;

●	re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

●	if your Shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●	virtually attending the Annual Meeting and voting, however virtually attending the Annual Meeting will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold Shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your Shares are voted.

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What is a Broker Non-Vote?

If your Shares are held in street name, you must instruct the organization that holds your Shares how to vote your Shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your Shares as recommended by the Board. If you do not provide voting instructions, your Shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors	A plurality of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to elect the nominees as directors. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal 2: Approval of the Greenwave Technology Solutions, Inc. 2022 Equity Incentive Plan, and the reservation of up to 400,000 shares of Common Stock for issuance thereunder, subject to certain conditions.	The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve the 2022 Equity Incentive Plan. Abstentions are considered Shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Proposal 3: Ratification of the appointment of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2022. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you are a beneficial owner, your broker, bank or other nominee may vote your Shares on this proposal without receiving voting instructions from you.

Proposal 4: Approval of an advisory vote on executive compensation.	To be approved, this non-binding vote must be approved by a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal 5: Approval of the Bylaws Amendment Proposal	The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve the Bylaws Amendment Proposal. Abstentions and broker non-votes are considered Shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal.

Proposal 6: Authorization to adjourn the Annual Meeting.	The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

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What Constitutes a Quorum for the Annual Meeting?

The presence, virtually or by proxy, of the holders of a majority of the outstanding shares of each class or series of voting stock then entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of Stockholders of record who are present at the virtual Annual Meeting virtually or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Do I Have Dissenters’ Rights of Appraisal?

The Company’s Stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our Shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our Stockholders reside, if either we or the brokers believe that the Stockholders are members of the same family. This practice, referred to as “householding,” benefits both Stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once Stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until Stockholders are otherwise notified or until they revoke their consent to the practice. Each Stockholder will continue to receive a separate proxy card or voting instruction card.

Those Stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our Stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	Stockholders whose Shares are registered in their own name should contact our transfer agent, Equity Stock Transfer, and inform them of their request by calling them at (212) 575-5757 or writing them at 237 W 37th St #602, New York, NY 10018.

●	Stockholders whose Shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is Paying for this Proxy Solicitation?

The Company is paying the cost of preparing, printing and mailing these proxy materials. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who will Count the Votes?

A representative from Equity Stock Transfer, LLC will act as the inspector of election and count the votes.

When are Stockholder Proposals due for Next Year’s Annual Meeting?

At our annual meeting each year, our Board submits to Stockholders its nominees for election as directors. In addition, the Board may submit other matters to the Stockholders for action at the annual meeting.

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Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2023 annual meeting of Stockholders by submitting their proposals to the Company in a timely manner. These proposals must meet the Stockholder eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing no later than September 1, 2023, but no earlier than August 1, 2023 to the Company at Greenwave Technology Solutions, Inc., 4016 Raintree Rd, Suite 300, Chesapeake, VA 23321; provided, however, if the date of the Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after the first anniversary of this Annual Meeting, a Stockholder proposal must be submitted in writing to the Company not less than 10 calendar days after the date the Company shall have mailed notice to its shareholders of the date that the annual meeting of shareholders will be held or shall have issued a press release or otherwise publicly disseminated notice that an annual meeting of shareholders will be held and the date of the meeting.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

None of the members of the Board and none of the executive officers of the Company have any interest in any proposal that is not shared by all other Stockholders of the Company except for Proposal No. 1 regarding the nomination of members to the Board, Proposal No. 2 regarding the 2022 Plan, under which members of our Board and our executive officers will be eligible to participate and receive equity incentive awards, and Proposal No. 4 regarding the advisory vote on executive compensation.

Where Can I Find the Voting Results of the Annual Meeting?

We will announce preliminary voting results at the annual meeting. We will also disclose voting results in a current report on Form 8-K filed with the SEC within four business days after the Annual Meeting, which will be available on our website.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC, which you can access over the Internet at http://www.sec.gov. The Company’s website address is www.greenwavetechnologysolutions.com. Information contained on, or that can be accessed through, the Company’s website is not a part of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock, and Series Z Preferred Stock by (i) each person who, to our knowledge, owns more than 5% of our Common Stock or Series Z Preferred Stock, (ii) our current directors and the named executive officers identified under the heading “Executive Compensation” and (iii) all of our current directors and executive officers as a group. We have determined beneficial ownership in accordance with applicable rules of the SEC, and the information reflected in the table below is not necessarily indicative of beneficial ownership for any other purpose. Under applicable SEC rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days after September 29, 2022 through the exercise of any option, warrant or right or through the conversion of any convertible security. Unless otherwise indicated in the footnotes to the table below and subject to community property laws where applicable, we believe, based on the information furnished to us that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

The information set forth in the table below is based on 10,712,319 shares of our Common Stock and 387 shares of Series Z Preferred Stock issued and outstanding on September 29, 2022. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options, warrants, rights or other convertible securities held by that person that are currently exercisable or will be exercisable within 60 days after September 29 2022. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the Stockholders below is in care of Greenwave Technology Solutions, Inc., 4016 Raintree Rd, Chesapeake, VA 23321.

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	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned	Number of Shares of Series Z Preferred Stock Beneficially Owned	Percentage of Series Z Preferred Stock Beneficially Owned	% of Total Voting Power
Directors and Named Executive Officers
Danny Meeks	4,364,138	(1)	42.63%	250	50%	42.63%
John Wood	25,866		*	-	-	*
Cheryl Lanthorn	880	(2)	*	-	-	*
J. Bryan Plumlee	2,000	(3)	*	-	-	*
Ashley Sickles	-		-	-	-	-
All directors and named executive officers as a group (5 people)	4,392,844		42.91%	250	50%	42.91%
Other 5% Stockholder
Arena Investors, LP	972,708		9.50%	-	-	9.50%

*	Beneficial ownership of less than 1.0% is omitted.

(1)	Consists of (i) 2,528,178 shares of Common Stock, (ii) 822,466 of Common Stock underlying warrants, and (iii) 1,013,494 shares of Common Stock underlying the shares of Series Z Preferred Stock.
(2)	Consists of 880 shares owned by the reporting person’s spouse.
(3)	Consists of 1,000 shares owned by the reporting person and 1,000 shares owned by the reporting person’s spouse.

PROPOSAL ONE:

ELECTION OF DIRECTORS

At this Annual Meeting, four (4) people, comprising the entire membership of the Board, are to be elected. The elected directors will serve until the Company’s next annual meeting of Stockholders and until a successor is elected and qualified. The nominees currently serve on the Board.

The nominees have consented to serve if elected. We expect that the nominees will be available for election, but if they are not candidates at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

The term of office of the people elected as directors will continue until the next annual meeting or until their successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. Our directors are not directors in any other reporting companies. We are not aware of any proceedings to which our directors, or any associate of our directors are a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Name	Age	Executive Position
Danny Meeks	47	Chief Executive Officer, Chairman of the Board
Cheryl Lanthorn	51	Director
J. Bryan Plumlee	55	Director
John Wood	48	Director

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Board Diversity Matrix (As of September 29, 2022)
Total Number of Directors: 4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	3	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	1	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	2	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

Mr. Danny Meeks, Chief Executive Officer and Chairman – Mr. Meeks is the Chief Executive Officer of the Company, a position he has held since September 30, 2021. He has served as a director and Chairman of the Board since June 2021. He has served as interim Chief Financial Officer from November 30, 2021 until April 18, 2022. He was the sole owner and President of Empire Services, Inc., a metal recycling company he founded in 2002, until its acquisition by the Company in September 2021. Additionally, Mr. Meeks has been serving as the President of DWM Properties, LLC, his real estate holding company, since 2002 and as the President of Select Recycling and Waste Services, Inc., a waste disposal and recycling company, from October 2016 to present. Mr. Meeks graduated from Manor High School in 1993. Mr. Meeks is well-suited to serve on our Board due to his significant business and management experience and deep knowledge of growth and commercialization strategies. Mr. Meeks joined the Company’s Board to foster revenue-generating capabilities of the Company.

Mr. J. Bryan Plumlee, Director – Mr. Plumlee has served as a Director of the Company since April 2022 and is a Co-Managing Shareholder of Poole Brooke Plumlee PC, where he serves as Chairman of the firm’s Litigation Department and manages its Court Collection Department. His practice focuses on civil litigation with an emphasis on business, land use, environmental law and product liability, including aviation litigation. As part of a vibrant land use practice, Mr. Plumlee heads a team within the firm specializing in environmental remediation projects. Mr. Plumlee has been an attorney with Poole Brooke Plumlee PC (formerly Huff Poole Mahoney, PC) since August 1999.

Mr. Plumlee’s clients include multiple regional businesses, professionals, insurance companies as well as municipalities. Mr. Plumlee has been repeatedly elected by his peers to be included in Virginia Business magazine’s Legal Elite and Virginia Super Lawyers in the categories of Civil Litigation Defense and Environmental Litigation. Mr. Plumlee has an AV Preeminent® rating from Martindale-Hubbell.

Mrs. Cheryl Lanthorn, Director – Mrs. Lanthorn has served as a Director of the Company since April 2022. Mrs. Lanthorn began her career as a Personal Administrator at Welton, Duke & Hawks before rising to an Accounting Administrator due to her work-ethic, extensive accounting knowledge, and attention to detail. For the next 14 years, Mrs. Lanthorn was a Software Trainer and Content Developer for Applied Systems, Inc., where she created webinars and instructional documentation to teach employees how to best utilize TAM, Vision, Epic, and other scalable software programs. From December 2015 to July 2022, Mrs. Lanthorn served as an Account Executive at Brown & Brown Insurance, where she managed one of the company’s largest books of business, managed employees and their books, trains new employees, and performed various other administrative duties. Since August 2022, Mrs. Lanthorn has been a Senior Account Manager at Marsh McLennan Agency, LLC, where she manages large corporate accounts.

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Mr. John Wood, Director – Mr. Wood has served as Director of the Company since April 2022. Since 1998, Mr. Wood has served as a licensed real estate agent in Virginia. Since 2010, He has served as the Principal Broker of John E. Wood Realty, Inc., based in Chesapeake, Virginia, where through his extensive relationships with business and community leaders, he has become one of the region’s most active real Residential, Commercial and Property Management Brokers. He is also the Virginia Principal Broker for two other companies, which rank in the top 10 in the nation. In July 2018, he launched American Contracting Services, LLC, which has successfully completed hundreds of Commercial and Residential construction projects.

Family Relationships

There are no family relationships among our directors and executive officers.

Involvement in Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Vote Required

A plurality of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to elect the nominees as directors.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE GOVERNANCE

Governance of Our Company

We seek to maintain high standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our Stockholders well and maintaining our integrity in the marketplace. Our corporate governance guidelines and Code of Conduct and Ethics, together with our Second Amended and Restated Certificate of Incorporation, Bylaws and the charters for each of our Board committees, form the basis for our corporate governance framework. We also are subject to certain provisions of the Sarbanes-Oxley Act and the rules and regulations of the SEC. The full text of the Code of Conduct and Ethics is available on our website at https://www.greenwavetechnologysolutions.com/code-of-conduct and is also filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the SEC on April 1, 2015.

As described below, our Board has established three standing committees to assist it in fulfilling its responsibilities to the Company and its stockholders: The Audit Committee, the Compensation Committee, the Sustainability Committee and the Nominating and Corporate Governance Committee.

Our Board of Directors

As of September 29, 2022, our Board consists of four members. The number of directors on our Board can be evaluated and amended by action of our Board.

Our Board judges the independence of its directors by the standards established by the Nasdaq Stock Market. Accordingly, the Board has determined that our three non-employee directors, Cheryl Lanthorn, J. Bryan Plumlee and John Wood each meet the independence standards established by the Nasdaq Stock Market and the applicable independence rules and regulations of the SEC, including the rules relating to the independence of the members of our Audit Committee and Compensation Committee. Our Board considers a director to be independent when the director is not an officer or employee of the Company or its subsidiaries, does not have any relationship which would, or could reasonably appear to, materially interfere with the independent judgment of such director, and the director otherwise meets the independence requirements under the listing standards of the Nasdaq Stock Market and the rules and regulations of the SEC.

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Our Board believes its members collectively have the experience, qualifications, attributes and skills to effectively oversee the management of our Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to resolve the issues facing our Company, a willingness to devote the necessary time to their Board and committee duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Risk Oversight. Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. Each of our Board committees also coordinates oversight of the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. The Board is also provided with updates by the Chief Executive Officer and other executive officers of the Company on a regular basis.

Stockholder Communications. Although we do not have a formal policy regarding communications with the Board, Stockholders may communicate with the Board by writing to us at 4016 Raintree Rd, Chesapeake, VA 23321, Attention: Chairman. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

Board and Committee Meetings

During the fiscal year ended December 31, 2021 and 2020, our Board held no meetings and operated solely by unanimous written consent. For the fiscal year ended December 31, 2021, our Board was composed of one member from January to June 2021, two members from June to November 2021, and one member in December 2021, all of whom attended every meeting of our Board. For the fiscal year ended December 31, 2020, our Board was composed of a sole member who attended every meeting of our Board. Our Audit Committee, Compensation Committee, Nominating and Corporate Governance committee did not have any members and did not meet during the fiscal years ended December 31, 2021 and 2020. The Company held its 2021 Shareholder’s Meeting on September 3, 2021.

Board Committees

On December 9, 2015, our Board designated the following three committees of the Board: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. For the year ended December 31, 2021, the Company’s designated committees did not have any members and the Board acted in place of such committees.

Audit Committee. Effective as of April 18, 2022 the Board appointed each of Cheryl Lanthorn and John Wood as a member of the Audit Committee. Effective as of April 19, 2022 the Board appointed J. Bryan Plumlee as a member of the Audit Committee. J. Bryan Plumlee is the Chairman of the Audit Committee. The Audit Committee is responsible for, among other things, overseeing the financial reporting and audit process and evaluating our internal controls over financial reporting. The Board has determined that J. Bryan Plumlee is an “audit committee financial expert” serving on its Audit Committee. The Board has determined that each member of the Audit Committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the Audit Committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market. A copy of the Audit Committee Charter is available on our website at https://www.greenwavetechnologysolutions.com/audit-committee-charter.

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Compensation Committee. Effective as of April 18, 2022 the Board appointed each of Cheryl Lanthorn and John Wood as a member of the Compensation Committee. Effective as of April 19, 2022 the Board appointed J. Bryan Plumlee as a member of the Compensation Committee. J. Bryan Plumlee is the Chairman of the Compensation Committee. The Compensation Committee is responsible for, among other things, establishing and overseeing the Company’s executive and equity compensation programs, establishing performance goals and objectives, and evaluating performance against such goals and objectives. The Board has determined that each member of the Compensation Committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the Compensation Committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market. A copy of the Compensation Committee Charter is available on our website at https://www.greenwavetechnologysolutions.com/compensation-committee-charter.

Nominating and Corporate Governance Committee. Effective as of April 18, 2022 the Board appointed each of Cheryl Lanthorn and John Wood as a member of the Nomination and Corporate Governance Committee. Effective as of April 19, 2022 the Board appointed J. Bryan Plumlee as a member of the Nomination and Corporate Governance Committee. J. Bryan Plumlee is the Chairman of the Nomination and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and recommending candidates to fill vacancies occurring between annual stockholder meetings and reviewing the Company’s policies and programs relating to matters of corporate citizenship, including public issues of significance to the Company and its stockholders. The Board has determined that each member of the Nominating and Corporate Governance Committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the Nominating and Corporate Governance Committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market. A copy of the Nominating and Corporate Governance Committee Charter is available on our website at https://www.greenwavetechnologysolutions.com/ncg-charter.

Sustainability Committee. Effective as of September 13, 2022 the Board appointed each of Cheryl Lanthorn, John Wood and J. Bryan Plumlee as members of the Sustainability Committee. Cheryl Lanthorn is the Chairwoman of the Sustainability Committee. The Sustainability Committee is responsible for, among other things, setting and overseeing the Company’s goals, strategies, and commitments related to sustainability and ESG, including climate risks and opportunities, community and social impact, and diversity and inclusion. A copy of the Sustainability Committee Charter is available on our website at https://www.greenwavetechnologysolutions.com/sustainability-committee-charter.

Risk Oversight

The Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel and others, as appropriate, regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that the risks we undertake are consistent with the Board’s risk parameters. While the Board oversees the risk management process, our management is responsible for day-to-day risk management and, if management identifies new or additional significant risks, it brings such risks to the attention of the Board.

Board Leadership Structure

Danny Meeks is the Chairman of our Board and Chief Executive Officer of the Company. The Chairman of the Board presides at all meetings of the Board, unless such position is vacant, in which case, the Chief Executive Officer of the Company would preside.

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Policy on Hedging the Economic Risks of Equity Ownership.

The Company has no policy regarding hedging the economic risks of equity ownership for the executive team or directors of the Company and the Company does not engage in this practice.

Changes to security holder director nomination procedures

The Company has not adopted procedures for considering director candidates submitted by stockholders under Item 407(c)(2)(iv), Regulation S-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our outstanding shares of Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership in our Common Stock and other equity securities. Such persons are required by SEC regulations to furnish to us copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of copies of the reports received by us or written representations from certain Reporting Persons that no other reports were required, we believe that during the fiscal year ended December 31, 2021, all filing requirements applicable to the Reporting Persons were timely met.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Mr. Meeks, whose biography is set forth above:

Name	Age	Position
Danny Meeks	47	Chief Executive Officer and Chairman of the Board
Ashley Sickles	34	Chief Financial Officer

Danny Meeks, Chairman, Chief Executive Officer, and Director – Biographical information regarding Mr. Meeks is provided above under Board Nominees.

Ashley Sickles, Chief Financial Officer – Mrs. Sickles is the Chief Financial Officer of the Company, a position she has held since September 2022. Previously, from June 2017 to August 2022, Mrs. Sickles served as Director of Finance for JAWS, Inc., a leading regional restaurant operator and franchisor with multiple locations. Mrs. Sickles holds a Master’s in Business Administration from Western Governors University and a Bachelor’s Degree in Accounting from West Virginia University.

EXECUTIVE COMPENSATION

Named Executive Officers

Our named executive officers for the year ended December 31, 2021 were Danny Meeks, our Chief Executive Officer, and Isaac Dietrich, our former Chief Executive Officer.

Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to our named executive officers for the years ended December 31, 2021 and December 31, 2020.

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Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($) (1)	Option awards ($) (1)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($) (1)	Total ($)
Danny Meeks	2021	125,000	250,000	166,855	—	—	—	—	541,855
Chief Executive Officer	2020	—	—	—	—	—	—	—	—
Isaac Dietrich	2021	132,917	—	—	—	—	—	—	132,917
Former Chief Executive Officer	2020	145,000	38,330	—	—	—	—	—	183,330

(1)	These amounts are the aggregate fair value of the equity compensation incurred by the Company for payments to executives during the fiscal year. The aggregate fair value is computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The fair market value was calculated using the Black-Scholes options pricing model.

Outstanding Equity Awards at December 31, 2021

There were no outstanding equity awards held by our named executive officer as of December 31, 2021.

Narrative Disclosure to the Summary Compensation Table

Danny Meeks

On September 30, 2021, the Company entered into an employment agreement with Danny Meeks pursuant to which Mr. Meeks serves as the Company’s Chief Executive Officer. Pursuant to the terms of the employment agreement, Mr. Meeks shall receive an annual base salary of $500,000. In addition, Mr. Meeks shall be eligible to receive an annual bonus and shall be eligible to receive such awards under the Company’s incentive plans as determined by the Company’s Compensation Committee. Mr. Meeks may be terminated by the Company or may voluntarily resign, at any time, with or without cause. Either the Company or Mr. Meeks may terminate Mr. Meeks’ employment upon two weeks prior written notice.

Until October 1, 2026, for every $1 million in annual revenue Empire Services, Inc., a Virginia corporation and wholly-owned subsidiary of the Company, generates in excess of $20 million, Mr. Meeks shall be entitled to receive either 83,334 shares of the Company’s common stock or $50,000 in cash, at the discretion of Mr. Meeks.

Upon termination except by death (the “Termination Date”), the Company shall pay Mr. Meeks (i) any accrued but unpaid compensation, (ii) a pro-rata portion of his annual bonus calculated as of the Termination Date and (iii) reimbursement of expenses incurred on or prior to the Termination Date. In addition, Mr. Meeks may elect to receive Consolidated Omnibus Budget Reconciliation Act of 1985 benefits for up to twelve months from the Termination Date. Upon termination of Mr. Meeks’ employment for death, the Company shall pay Mr. Meeks (i) any accrued but unpaid compensation and (ii) reimbursement of expenses incurred on or prior to such date. Mr. Meeks is also entitled to participate in any and all benefit plans such as health, dental and life insurance, from time to time, in effect for senior executives, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time. In the fiscal years ended December 31, 2021 and December 31, 2020, Mr. Meeks received $250,000 and $0 in bonuses, respectively. In the fiscal years ended December 31, 2021 and December 31, 2020, Mr. Meeks received stock grants with a fair market value of $166,855 and $0, respectively. Mr. Meeks did not receive any compensation related to his position as a director.

On April 11, 2022, the Company entered into the First Amendment to the Employment Agreement dated September 30, 2021, providing for the Company’s Chief Executive Officer to receive a bonus of $250,000 per quarter payable by the last day of each quarter in accordance with the Company’s regular payroll procedures.

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Isaac Dietrich

On December 12, 2017, the Company entered into an employment agreement with Isaac Dietrich pursuant to which Mr. Dietrich served as the Company’s Chief Executive Officer. Pursuant to the terms of the employment agreement, Mr. Dietrich received an annual base salary of $145,000. In addition, Mr. Dietrich was eligible to receive an annual bonus and was eligible to receive such awards under the Company’s incentive plans as determined by the Company’s Compensation Committee. Mr. Dietrich could be terminated by the Company or could voluntarily resign, at any time, with or without cause. Either the Company or Mr. Dietrich could terminate Mr. Dietrich’s employment upon two weeks prior written notice.

Upon termination except by death (the “Termination Date”), the Company was obligated to pay Mr. Dietrich (i) any accrued but unpaid compensation, (ii) a pro-rata portion of his annual bonus calculated as of the Termination Date and (iii) reimbursement of expenses incurred on or prior to the Termination Date. In addition, Mr. Dietrich could elect to receive Consolidated Omnibus Budget Reconciliation Act of 1985 benefits for up to twelve months from the Termination Date. Upon termination of Mr. Dietrich’s employment for death, the Company was obligated to pay Mr. Dietrich (i) any accrued but unpaid compensation and (ii) reimbursement of expenses incurred on or prior to such date. Mr. Dietrich was also entitled to participate in any and all benefit plans such as health, dental and life insurance, from time to time, in effect for senior executives, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time. In the fiscal years ended December 31, 2021 and December 31, 2020, Mr. Dietrich received $0 and $38,330 in bonuses, respectively. Mr. Dietrich resigned as an officer and director of the Company on November 30, 2021.

At no time during the periods listed in the above tables, with respect to any named executive officers, was there:

●	any outstanding option or other equity-based award re-priced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined);

●	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;

●	any non-equity incentive plan award made to a named executive officer;

●	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or

●	any payment for any item to be included under the “All Other Compensation” column in the Summary Compensation Table.

Director Compensation

Our directors did not receive any additional compensation for their service as a director in the fiscal year ended December 31, 2021.

Indemnification of Officers and Directors

Our Certificate of Incorporation provides that we shall indemnify our officers and directors to the fullest extent permitted by applicable law against all liability and loss suffered and expenses (including attorneys’ fees) incurred in connection with actions or proceedings brought against them by reason of their serving or having served as officers, directors or in other capacities. We shall be required to indemnify a director or officer in connection with an action or proceeding commenced by such director or officer only if the commencement of such action or proceeding by the director or officer was authorized in advance by the Board of Directors.

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Our Equity Incentive Plans

Our Stockholders approved our 2014 Equity Incentive Plan (“2014 Plan”) in June 2014, our 2015 Equity Incentive Plan (the “2015 Plan”) in December 2015, our 2016 Equity Incentive Plan (“2016 Plan”) in October 2016, our 2017 Equity Incentive Plan (“2017 Plan”) in December 2016, our 2018 Equity Incentive Plan (“2018 Plan”) in June 2018, and our 2021 Equity Incentive Plan (“2021 Plan” and together with the 2014 Plan, 2015 Plan, 2016 Plan, 2017 Plan, and 2018 Plan the “Prior Plans”) in September 2021. The Prior Plans are identical to the proposed 2022 Plan, except for the number of shares of Common Stock reserved for issuance under each.

The Prior Plans provide for the grant of incentive stock options, nonstatutory stock options, stock bonus awards, restricted stock awards, performance stock awards and other forms of stock compensation to our employees, including officers, consultants and directors. Our Prior Plans also provide that the grant of performance stock awards may be paid out in cash as determined by the Committee (as defined herein).

Plan Details

The following table and information below sets forth information as of December 31, 2020 with respect to our Plans:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	92,166	$148.11	167,300
Equity compensation plans not approved by security holders	—	—	—
Total	92,166	$148.11	167,300

Summary of the Prior Plans

Authorized Shares

No shares of our Common Stock are reserved for issuance pursuant to the 2014 Plan, 2015 Plan, the 2016 Plan, the 2017 Plan, the 2018 Plan, or the 2021 Plan. There are currently 633 shares of our Common Stock available for issuance pursuant to the 2018 Plan and 166,667 shares of our Common Stock available for issuance pursuant to the 2021 Plan. Shares of Common Stock issued under our Prior Plans may be authorized but unissued or reacquired shares of our Common Stock. Shares of Common Stock subject to stock awards granted under our Prior Plans that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares of Common Stock, will not reduce the number of shares of Common Stock available for issuance under our Prior Plans. Additionally, shares of Common Stock issued pursuant to stock awards under our Prior Plans that we repurchase or that are forfeited, as well as shares of Common Stock reacquired by us as consideration for the exercise or purchase price of a stock award, will become available for future grant under our Prior Plans.

Administration

Our Board, or a duly authorized committee thereof (collectively, the “Committee”), has the authority to administer our Prior Plans. Our Board may also delegate to one or more of our officers the authority to designate employees other than Directors and officers to receive specified stock, which, in respect to those awards, said officer or officers shall then have all authority that the Committee would have.

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Subject to the terms of our Prior Plans, the Committee has the authority to determine the terms of awards, including recipients, the exercise price or strike price of stock awards, if any, the number of shares of Common Stock subject to each stock award, the fair market value of a share of our Common Stock, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the stock award and the terms and conditions of the award agreements for use under the Prior Plans. The Committee has the power to modify outstanding awards under the Prior Plans, subject to the terms of the Prior Plans and applicable law. Subject to the terms of our Prior Plans, the Committee has the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Stock Options

Stock options may be granted under the Prior Plans. The exercise price of options granted under our Prior Plans must at least be equal to the fair market value of our Common Stock on the date of grant. The term of an ISO may not exceed ten (10) years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five (5) years and the exercise price must equal at least 110% of the fair market value on the grant date. The Committee will determine the methods of payment of the exercise price of an option, which may include cash, shares of Common Stock or other property acceptable to the Committee, as well as other types of consideration permitted by applicable law. No single participant may receive more than 25% of the total options awarded in any single year. Subject to the provisions of our Prior Plans, the Committee determines the other terms of options.

Performance Shares

Performance shares may be granted under our Prior Plans. Performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The Committee will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance shares to be paid out to participants. After the grant of a performance share, the Committee, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance shares. The Committee, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares of Common Stock or in some combination thereof, per the terms of the agreement approved by the Committee and delivered to the participant. Such agreement will state all terms and condition of the agreement.

Restricted Stock

The terms and conditions of any restricted stock awards granted to a participant will be set forth in an award agreement and, subject to the provisions in the Prior Plans, will be determined by the Committee. Under a restricted stock award, we issue shares of our Common Stock to the recipient of the award, subject to vesting conditions and transfer restrictions that lapse over time or upon achievement of performance conditions. The Committee will determine the vesting schedule and performance objectives, if any, applicable to each restricted stock award. Unless the Committee determines otherwise, the recipient may vote and receive dividends on shares of restricted stock issued under our Prior Plans.

Other Share-Based Awards and Cash Awards

The Committee may make other forms of equity-based awards under our Prior Plans, including, for example, deferred shares, stock bonus awards and dividend equivalent awards. In addition, our Prior Plans authorizes us to make annual and other cash incentive awards based on achieving performance goals that are pre-established by our compensation committee.

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Merger, Consolidation or Asset Sale

If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while awards or options remain outstanding under the Prior Plans, unless provisions are made in connection with such transaction for the continuance of the Prior Plans and/or the assumption or substitution of such awards or options with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding options and stock awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the relevant agreements, terminate immediately as of the effective date of any such merger, consolidation or sale.

Change in Capitalization

If the Company shall effect a subdivision or consolidation of shares of Common Stock or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Common Stock outstanding, without receiving consideration therefore in money, services or property, then awards amounts, type, limitations, and other relevant consideration shall be appropriately and proportionately adjusted. The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

Prior Plan Amendment or Termination

Our Board has the authority to amend, suspend, or terminate our Prior Plans, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Each of the Prior Plans will terminate ten years after the earlier of (i) the date that each such Prior Plan is adopted by the Board, or (ii) the date that each such Prior Plan is approved by the Stockholders, except that awards that are granted under the applicable Prior Plan prior to its termination will continue to be administered under the terms of the that Prior Plan until the awards terminate, expire or are exercised.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Except for the below, from January 1, 2020 through the date of this Proxy Statement, we have not been a party to any transaction or proposed transaction in which the amount involved in the transaction exceeds the lesser of  $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation which are described elsewhere in this Annual Report.

During the years ended December 31, 2021 and 2020, the Company received aggregate advances of $2,957 and $3,696 and repaid an aggregate of $6,144 and $509, respectively, to the Company’s former Chief Executive Officer.

The advances were non-interest bearing and due on demand. As of December 31, 2021, the Company owed $0 in advances to the Company’s former Chief Executive Officer.

On December 16, 2021, the Company’s former Chief Executive Officer forfeited his 1,000 shares of Series C Preferred Stock for no consideration.

As of December 31, 2021, the Company leases eleven (11) scrap yard facilities by an entity controlled by the Company’s Chief Executive Officer. During the year ended December 31, 2021, the Company paid rents of $477,140 to an entity controlled by the Company’s Chief Executive Officer, of which $122,866 was owed at December 31, 2021.

During the year ended December 31, 2021, the Company’s Chief Executive Officer was reimbursed $224,660 for expenses made on behalf the Company. Further, during the year ended December 31, 2021 and 2020, the Company’s Chief Executive Officer advanced $24,647 and $20,520 to the Company and was repaid $59,103 and $0, respectively.

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On September 30, 2021, the Company authorized the issuance of 500 shares of Series Z Preferred Stock, par value $0.001 per share. The Series Z Preferred Stock has a $20,000 stated value per share and all 500 Series Z preferred shares, in aggregate, are convertible into 19.98% of the issued and outstanding common shares of the Company (post conversion). The conversion rate is applicable on a pro rata basis to each share of Series Z Preferred Stock upon conversion. This anti-dilutive conversion feature is in effect until such time an S-1 Registration Statement is declared effective by the SEC in conjunction with a NASDAQ listing. On September 30, 2021, the Company entered into a Series Z Preferred Stock Issuance Agreement with the Company’s Chief Executive Officer whereby the Company entered into a non–convertible note payable agreement for $1,000,000 in exchange for: (i) a $1,000,000 cash payment directly paid to the warrant holder; and (ii) the issuance of 250 Series Z Preferred Shares having a fair value of $6,530,867. The note bears interest of 8% per annum and is due within three days of the Company’s next closing of equity financing of $3,000,000 or more. The proceeds received were allocated to the debt and equity on a relative fair value basis. Accordingly, debt discount of $867,213 was recognized with a corresponding increase in additional paid-in capital. Since the due date is contingent upon a future event, the entire debt discount was amortized to interest expense immediately.

On December 15, 2020, the Company entered into a settlement agreement (the “Settlement Agreement”) with JDE Development, LLC (“JDE”), a Florida limited liability company wholly-owned and managed by Jesus Quintero, the Company’s former Chief Financial Officer, in connection with the outstanding sum of $89,143 due to JDE for the services of Jesus Quintero as the Chief Financial Officer of the Company pursuant to that certain CFO Services Agreement entered into as of April 1, 2018, by and between the Company and Jesus Quintero. Pursuant to the Settlement Agreement, the Company agreed to pay JDE $25,000 (the “Cash Settlement”) and to enter into a convertible note with JDE in the principal amount of $64,143 (the “Note”). In addition, both parties agreed, on behalf of themselves, their past and present shareholders, members, directors, employees, managers, parents, affiliates, subsidiaries, principals, officers, related entities, assigns and successors, to irrevocably and fully release each other, and their respective past and present shareholders, members, directors, employees, managers, parents, affiliates, subsidiaries, principals, officers, related entities, assigns and successors, from any and all claims and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever at law or in equity, upon or by reason of any matter, cause or thing of any nature whatsoever, including but not limited to claims related to sums payable by the Company to JDE. In accordance with the Settlement Agreement, (i) on December 23, 2020, the Company paid JDE the Cash Settlement, and (ii) on December 15, 2020, the Company entered into the Note with JDE for a principal amount of $64,143. The Note had a maturity date of June 15, 2021 and accrued interest at a rate of 12% per annum. The holder has the right to convert the Outstanding Balance of the Note at any time into shares of common stock of the Company at a conversion price of $0.90 per share, subject to adjustment. In the event of default, the conversion price shall be 60% of the average of the three lowest closing bid prices of the Company’s common stock during the 20 days prior to the conversion date. The shares of Series Y Preferred Stock are not convertible to the extent that (i) the Company’s Certificate of Incorporation has not been amended to increase the number of authorized shares of Common Stock of the Company, or (ii) the holder (together with such holder’s affiliates) would beneficially own in excess of 4.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion (which provision may be increased to a maximum of 9.99% by the holder by written notice from such holder to the Company, which notice shall be effective 61 calendar days after the date of such notice). As a result of the beneficial conversion feature of the Note, debt discount of $64,143 was recognized with a corresponding increase in additional paid-in capital. On December 24, 2020, the holder converted $64,143 of principal into 3.20716 shares of Series Y preferred shares having a stated value of $64,143, resulting in a reduction in debt discount by $60,971 and a loss on settlement of $60,971. As of December 31, 2020, the remaining carrying value of the Note was $0, net of debt discount of $0. As of December 31, 2021 and 2020, accrued interest payable of $0 and $0, respectively, was outstanding on the Note.

As of June 30, 2022, the Company leases twelve (12) scrap yard facilities by an entity controlled by the Company’s Chief Executive Officer. On April 1, 2022, the Company entered into amendments to the leases for its Kelford and Carrolton yards, increasing the monthly rent payments by an aggregate of $50,000 per month for use of an automotive shredder and downstream processing system, respectively, being installed on those properties, increasing by 3% on January 1st of every year for the duration of the leases.

During the three (3) months ended June 30, 2022, the Company paid rents of $670,938 to an entity controlled by the Company’s Chief Executive Officer. During the six (6) months ended June 30, 2022, the Company paid rents of $1,183,876 to an entity controlled by the Company’s Chief Executive Officer. Additionally, during the six (6) months ended June 30, 2022, the Company paid $122,866 in accrued rents owed to an entity controlled by the Company’s Chief Executive Officer at December 31, 2021.

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During the six (6) months ended June 30, 2022, the Company purchased equipment for $152,500 from an entity controlled by the spouse of the Chief Executive Officer.

PROPOSAL TWO:

APPROVAL OF THE COMPANY’S 2022 EQUITY INCENTIVE PLAN AND THE RESERVATION OF UP TO 400,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

Summary

The Company’s 2022 Equity Incentive Plan (the “2022 Plan”) was adopted by the Board on September 13, 2022, and we are requesting approval of this new equity compensation plan because we need to be able to issue equity awards to service providers in order to motivate and retain such persons and to further align their interests with those of our Stockholders. The 2022 Plan will only become effective if approved by the Stockholders. If approved, the 2022 Plan will be effective immediately, subject to any restrictions on the issuance of awards under the 2022 Plan because of a lack of available or reserved shares of Common Stock to underlie such awards.

Having an adequate number of shares available for future equity compensation grants is necessary to promote our long-term success and the creation of Stockholder value by:

●	Enabling us to continue to attract and retain the services of key service providers who would be eligible to receive grants;

●	Aligning participants’ interests with Stockholders’ interests through incentives that are based upon the performance of our Common Stock; and

●	Motivating participants, through equity incentive awards, to achieve long-term growth in the Company’s business, in addition to short-term financial performance.

The 2022 Plan is identical to the Prior Plans, except for the number of shares of Common Stock reserved for issuance under each. The 2022 Plan will provide for the grant of incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), stock appreciation rights (“SARs”), other equity awards and/or cash awards to employees, directors and consultants. The 2022 Plan will remain in effect until the earlier of (i) September 13, 2032 and (ii) the date upon which the 2022 Plan is terminated pursuant to its terms, and in any event subject to the maximum share limit of the 2022 Plan.

On September 13, 2022, our Board adopted the 2022 Plan and authorized the reservation of up to 400,000 shares of Common Stock for issuance thereunder, subject to availability. To the extent that there are no authorized and unreserved shares of Common Stock available, the awards underlying the 2022 Plan will not be issuable until such time, and from time to time, as shares of Common Stock are available to be reserved and in such amounts as are available. Assuming all 400,000 shares become available and the Company may issue the full amount of awards under the 2022 Plan, the number of shares available for issuance under the 2022 Plan shall constitute approximately 4% of our issued and outstanding shares of Common Stock as of the Record Date. The 2022 Plan is intended to provide us with a sufficient number of shares to satisfy our equity grant requirements until our 2023 annual meeting of Stockholders, based on the current scope and structure of our equity incentive programs and the rate at which we expect to grant stock options, restricted stock, and/or other forms of equity compensation.

When approving the reservation of up to 400,000 shares of Common Stock issuable pursuant to the 2022 Plan, the Board considered a number of factors, including those set forth below:

●	Alignment with our Stockholders. Achieving superior, long-term results for our Stockholders remains one of our primary objectives. We believe that stock ownership enhances the alignment of the long-term economic interests of our employees and our Stockholders.

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●	Attract, Motivate and Retain Key Employees. We compete for employees in a variety of geographic and talent markets and strive to maintain compensation programs that are competitive in order to attract, motivate and retain key employees. If we are unable to grant equity as part of our total compensation strategy, our ability to attract and retain all levels of talent we need to operate our business successfully would be significantly harmed.

●	Balanced Approach to Compensation. We believe that a balanced approach to compensation - using a mix of salaries, performance-based bonus incentives and long-term equity incentives (including performance based equity) encourages management to make decisions that favor long-term stability and profitability, rather than short-term results.

●	Burn Rate and Dilution. When deciding to adopt the 2022 Plan, the Board evaluated our projected need for equity grants over the next year, our expected burn rate of shares under the 2022 Plan and the dilutive impact of the proposed share allocation.

Burn rate is the rate at which a company is granting equity awards and is typically measured as the gross number of shares awarded as a percentage of our weighted average shares outstanding. We estimate that our projected annual burn rate will be 100%. The Board determined that our projected rate of equity compensation usage is reasonable and that the 2022 Plan should not need an additional increase of shares until July 31, 2023.

In addition, the Board considered whether the potential dilutive effect to Stockholders is reasonable. Dilution is typically calculated by adding the number of shares of Common Stock subject to outstanding awards plus shares of Common Stock available to grant plus the proposed additional shares, and expressing such sum as a percentage of the total number of diluted outstanding shares of Common Stock. The Board considered that dilution from the 2022 Plan would be approximately 4% and believes that this is an acceptable amount of dilution from the 2022 Plan.

After carefully considering each of these points, the Board believes the 2022 Plan is essential for our future success and encourages Stockholders to consider these points in voting to approve this proposal.

Set forth below is a summary of the 2022 Plan, which is qualified in its entirety by reference to the full text of the 2022 Plan, a copy of which is included as Appendix A to this Proxy Statement. If there is any inconsistency between the following summary of the 2022 Plan and Appendix A, the full text of the 2022 Plan included as Appendix A shall govern.

Key Features of the 2022 Plan

Certain key features of the 2022 Plan are summarized as follows:

●	If not terminated earlier by the Board, the 2022 Plan will terminate on September 13, 2032.

●	Up to a maximum aggregate of 400,000 shares of Common Stock may be issued under the 2022 Plan, subject to availability. The maximum number of shares that may be issued pursuant to the exercise of ISOs is also 400,000, subject to availability.

●	The 2022 Plan will generally be administered by the Board or a committee designated by the Board (the “2022 Plan Committee”). The Board may also designate a separate committee to make awards to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act.

●	Employees, consultants and Board members are eligible to receive awards, provided that the 2022 Plan Committee has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards.

●	Awards may consist of ISOs, NQSOs, restricted stock, SARs, other equity awards and/or cash awards.

●	Stock options and SARs may not be granted at a per share exercise price below the fair market value of a share of our Common Stock on the date of grant.

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●	Stock options and SARs may not be repriced or exchanged without Stockholder approval.

●	The maximum exercisable term of stock options and SARs may not exceed ten years.

●	Awards are subject to recoupment of compensation policies adopted by the Company.

Background and Purpose of the 2022 Plan. The purpose of the 2022 Plan is to promote our long-term success and the creation of Stockholder value by:

●	Attracting and retaining the services of key employees who would be eligible to receive grants as selected participants;

●	Motivating selected participants through equity-based compensation that is based upon the performance of our Common Stock; and

●	Further aligning selected participants’ interests with the interests of our Stockholders, through the award of equity compensation grants which increases their interest in the Company, to achieve long-term growth over short-term performance.

The 2022 Plan permits the grant of the following types of equity-based incentive awards: (1) stock options (which can be either ISOs or NQSOs), (2) SARs, (3) restricted stock, (4) other equity awards and (5) cash awards. The vesting of awards can be based on either continuous service and/or performance goals. Awards are evidenced by a written agreement between the selected participant and the Company.

Eligibility to Receive Awards. Employees, consultants and Board members of the Company and certain of our affiliated companies are eligible to receive awards under the 2022 Plan. The 2022 Plan Committee will determine, in its discretion, the selected participants who will be granted awards under the 2022 Plan. As of the Record Date, approximately 5 individuals (including 2 officers and 3 directors) were eligible to participate in the 2022 Plan.

Shares Subject to the 2022 Plan. The maximum number of shares of Common Stock that can be issued under the 2022 Plan is 400,000 shares. The shares underlying forfeited or terminated awards (without payment of consideration), or unexercised awards become available again for issuance under the 2022 Plan. The 2022 Plan also imposes and other limits that are intended to comply with the legal requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and which are discussed elsewhere in this proposal. No fractional shares may be issued under the 2022 Plan. No shares will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant. To the extent that there are no authorized and unreserved shares of Common Stock available for the 2022 Plan, the awards underlying the 2022 Plan will not be issuable until such time, and from time to time, as shares of Common Stock are available and in such amounts as are available.

Administration of the 2022 Plan. The 2022 Plan will be administered by the 2022 Plan Committee. Subject to the terms of the 2022 Plan, the 2022 Plan Committee has the sole discretion, among other things, to:

●	Select the individuals who will receive awards;

●	Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);

●	Correct any defect, supply any omission, or reconcile any inconsistency in the 2022 Plan or any award agreement;

●	Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2022 Plan;

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●	Permit a participant to defer compensation to be provided by an award; and

●	Interpret the provisions of the 2022 Plan and outstanding awards.

The 2022 Plan Committee may suspend vesting, settlement, or exercise of awards pending a determination of whether a selected participant’s service should be terminated for cause (in which case outstanding awards would be forfeited). In addition, the 2022 Plan Committee may use the 2022 Plan to issue shares under other plans or sub-plans as may be deemed necessary or appropriate, such as to provide for participation by non-U.S. employees and those of any of our subsidiaries and affiliates.

Types of Awards.

Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The 2022 Plan Committee will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant of the stock option. The fair market value of a share of our Common Stock for the purposes of pricing our awards shall be equal to the closing price for our Common Stock as reported by the Nasdaq Capital Market or such other principal trading market on which our securities are traded on the date of determination. Stock options may not be repriced or exchanged without Stockholder approval.

Stock options granted under the 2022 Plan may be either ISOs or NQSOs. As required by the Code and applicable regulations, ISOs are subject to various limitations not imposed on NQSOs. For example, the exercise price for any ISO granted to any employee owning more than 10% of our Common Stock may not be less than 110% of the fair market value of the Common Stock on the date of grant, and such ISO must expire no later than five years after the grant date. The aggregate fair market value (determined at the date of grant) of Common Stock subject to all ISOs held by a participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the stock option while it is held in trust. In order to comply with Treasury Regulation Section 1.422-2(b), the 2022 Plan provides that all 400,000 shares may be issued pursuant to the exercise of ISOs, subject to the availability of underlying shares of Common Stock.

A stock option granted under the 2022 Plan generally cannot be exercised until it becomes vested. The 2022 Plan Committee establishes the vesting schedule of each stock option at the time of grant. The maximum term for stock options granted under the 2022 Plan may not exceed ten years from the date of grant although the 2022 Plan Committee may establish a shorter period at its discretion. The exercise price of each stock option granted under the 2022 Plan must be paid in full at the time of exercise, either with cash, or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the 2022 Plan Committee. The optionee must also make arrangements to pay any taxes that are required to be withheld at the time of exercise.

SARs. A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The 2022 Plan Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant), the vesting and the term of the SAR. The maximum term for SARs granted under the 2022 Plan may not exceed ten years from the date of grant, subject to the discretion of the 2022 Plan Committee to establish a shorter period. Settlement of a SAR may be in shares of Common Stock or in cash, or any combination thereof, as the 2022 Plan Committee may determine. SARs may not be repriced or exchanged without Stockholder approval.

Restricted Stock. A restricted stock award is the grant of shares of our Common Stock to a selected participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the selected participant as determined by the 2022 Plan Committee. The 2022 Plan Committee also will determine any other terms and conditions of an award of restricted stock. In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the 2022 Plan Committee may impose whatever conditions to vesting it determines to be appropriate. During the period of vesting, the participant will not be permitted to transfer the restricted shares but will generally have voting and dividend rights (subject to vesting) with respect to such shares.

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Other Awards. The 2022 Plan also provides that other equity awards, which derive their value from the value of our shares or from increases in the value of our shares, may be granted. In addition, cash awards may also be issued. Substitute awards may be issued under the 2022 Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

Limited Transferability of Awards. Awards granted under the 2022 Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the 2022 Plan Committee may in its discretion permit the transfer of awards other than ISOs. Generally, where transfers are permitted, they will be permitted only by gift to a member of the selected participant’s immediate family or to a trust or other entity for the benefit of the selected participant and/or member(s) of his or her immediate family.

Adjustments upon Changes in Capitalization.

In the event of the following actions:

●	stock split of our outstanding shares of Common Stock;

●	stock dividend;

●	dividend payable in a form other than shares in an amount that has a material effect on the price of the shares;

●	consolidation;

●	combination or reclassification of the shares;

●	recapitalization;

●	spin-off; or

●	other similar occurrences,

then the following shall each be equitably and proportionately adjusted by the 2022 Plan Committee:

●	maximum number of shares that can be issued under the 2022 Plan (including the ISO share grant limit);

●	number and class of shares issued under the 2022 Plan and subject to each award;

●	exercise prices of outstanding awards; and

●	number and class of shares available for issuance under the 2022 Plan.

Merger, Consolidation or Asset Sale. If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while awards remain outstanding under the 2022 Plan, unless provisions are made in connection with such transaction for the continuance of the 2022 Plan and/or the assumption or substitution of such awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the applicable award agreement, terminate immediately as of the effective date of any such merger, consolidation or sale

Term of the 2022 Plan. The 2022 Plan is in effect until September 13, 2032 or until earlier terminated by the Board. Outstanding awards shall continue to be governed by their terms after the termination of the 2022 Plan.

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Governing Law. The 2022 Plan shall be governed by the laws of the State of Delaware (which is the state of our incorporation) except for conflict of law provisions.

Amendment and Termination of the 2022 Plan. The Board generally may amend or terminate the 2022 Plan at any time and for any reason, except that it must obtain Stockholder approval of material amendments to the extent required by applicable laws, regulations or rules.

Certain Federal Income Tax Information

The following is a general summary, as of September 29, 2021, of the federal income tax consequences to us and to U.S. participants for awards granted under the 2022 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the 2022 Plan.

Incentive Stock Options. For federal income tax purposes, the holder of an ISO has no taxable income at the time of the grant or exercise of the ISO. If such person retains the Common Stock acquired under the ISO for a period of at least two years after the stock option is granted and one year after the stock option is exercised, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the stock option is granted or before one year after the stock option is exercised will realize ordinary income equal to the lesser of (i) the excess of the fair market value over the exercise price of the shares on the date of exercise, or (ii) the excess of the amount realized on the disposition over the exercise price for the shares. Any additional gain or loss recognized upon any later disposition of the shares would be a short- or long-term capital gain or loss, depending on whether the shares have been held by the participant for more than one year. Utilization of losses is subject to special rules and limitations.

Nonstatutory Stock Options. A participant who receives a nonstatutory stock option generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the stock option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise.

Restricted Stock. A participant will generally not have taxable income upon grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to an election under Code Section 83(b). Instead, he or she will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the shares or cash received minus any amount paid for the shares, if any.

Stock Units. No taxable income is generally reportable when unvested stock units are granted to a participant. Upon settlement of the vested stock units, the participant will recognize ordinary income in an amount equal to the fair market value of the shares issued or payment received in connection with the vested stock units.

Stock Appreciation Rights. No taxable income is generally reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received plus the fair market value of any shares received.

Income Tax Effects for the Company. We generally will be entitled to a tax deduction in connection with an award under the 2022 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of an nonqualified stock option or vesting of restricted stock).

Internal Revenue Code Section 162(m) Deduction Limitation. Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct in any one fiscal year with respect to our executive officers and other persons who are subject to Code Section 162(m). Therefore, compensation derived from 2022 Plan awards may not be fully deductible by the Company.

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Internal Revenue Code Section 280G. For certain persons, if a change in control of the Company causes an award to vest or become newly payable, or if the award was granted within one year of a change in control and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such change in control, equals or exceeds the dollar limit provided in Section 280G of the Code (generally, this dollar limit is equal to three times the five-year historical average of the individual’s annual compensation received from the Company), then the entire amount exceeding the individual’s average annual compensation will be considered an excess parachute payment. The recipient of an excess parachute payment must pay a 20% excise tax on this excess amount and the Company cannot deduct the excess amount from its taxable income.

Internal Revenue Code Section 409A. Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the 2022 Plan (such as stock units). The intent is for the 2022 Plan, including any awards available thereunder, to comply with or be exempt from the requirements of Section 409A of the Code, to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.

New Plan Benefits. All 2022 Plan awards are granted at the 2022 Plan Committee’s discretion, subject to the limitations contained in the 2022 Plan. Future benefits and amounts that will be received or allocated under the 2022 Plan are not presently determinable. As of the Record Date, the fair market value of a share of our Common Stock (as determined by the closing price quoted by the Nasdaq Capital Market on that date) was $2.98.

Existing Plan Benefits. As of the Record Date, no awards have been granted under the 2022 Plan.

Vote Required

The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve the 2022 Plan.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2022 PLAN AND THE RESERVATION OF UP TO 400,000 SHARES FOR ISSUANCE THEREUNDER, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL THREE:

RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

The Board has appointed RBSM LLP (“RBSM”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2022. The Board proposes that our Stockholders ratify this appointment. RBSM has served as our independent registered public accounting firm since December 28, 2017.

We expect that representatives of RBSM will be available via phone at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

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Stockholder ratification of the selection of RBSM as our independent registered public accounting firm is not required by our Bylaws or the Delaware General Corporation Law. The Board seeks such ratification as a matter of good corporate practice. Should the Stockholders fail to ratify the selection of RBSM as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2022. In deciding to appoint RBSM, the Board, standing in for the vacant Audit Committee, reviewed auditor independence issues and existing commercial relationships with RBSM and concluded that RBSM has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2022. Set forth below are approximate fees for services rendered by RBSM, our independent registered public accounting firm, for the fiscal years ended December 31, 2021 and December 31, 2020.

	RBSM
	2021	2020
Audit Fees	$129,000	$111,000
Audit-Related Fees	-	-
Tax Fees	-	-
Other Fees	135,208	-
Totals	$264,208	$111,000

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by RBSM for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s annual report on Form 10-K and in the Company’s quarterly reports on Form 10-Q, or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2021 and 2020 were $129,000 and $111,000, respectively.

Audit-Related Fees

The aggregate fees billed in either of the last two fiscal years for assurance and related services by RBSM that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under “Audit Fees” for the fiscal years ending December 31, 2021 and 2020 were $0 and $0, respectively.

Tax Fees

The aggregate fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ending December 31, 2021 and 2020 was $0 and $0, respectively, for RBSM.

All Other Fees

Other fees billed for professional services provided by the principal accountant, other than the services reported above, for the fiscal years ending December 31, 2021 and 2020 were $135,208 and $0, respectively, for RBSM. These fees were related to the audit of Empire Services, Inc.’s financial statements for the years ended December 31, 2020 and 2019, along with the review of Empire’s financial statements for the nine months ended September 30, 2021.

The Company’s Audit Committee approves all auditing services and the terms thereof and non-audit services (other than non-audit services published under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Pubic Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for the Company if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

Vote Required

The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2022. We are not required to obtain the approval of our Stockholders to appoint the Company’s independent registered public accounting firm. However, if our Stockholders do not ratify the appointment of RBSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, the Board may reconsider its appointment.

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THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RBSM AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

REPORT OF THE AUDIT COMMITTEE

The Board, standing in for the Audit Committee, has:

●	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2021 with management;

●	discussed with the Company’s independent auditors the matters required to be discussed under Public Company Accounting Oversight Board Auditing Standard No. 1301; and

●	received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Board concerning independence, and has discussed with RBSM matters relating to its independence.

In reliance on the review and discussions referred to above, the Board recommended that the consolidated financial statements audited by RBSM for the fiscal year ended December 31, 2021 be included in its Annual Report on Form 10-K for such fiscal year.

PROPOSAL FOUR:

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle our Stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to SEC rules.

Our executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of our short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers’ interests with those of our Stockholders. Please read the section of this Proxy Statement entitled “Executive Compensation” for additional details about our executive compensation programs, including information about the fiscal year 2021 compensation of our named executive officer.

The Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our Stockholders’ interests and current market practices. During the fiscal year 2021, our Compensation Committee was vacant and the Board acted in its place.

We are asking our Stockholders to indicate their support for our named executive officers compensation as disclosed in this Proxy Statement and the accompanying Annual Report. This proposal, commonly known as a “say-on-pay” proposal, gives our Stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement and the accompanying Annual Report. Further, in evaluating this proposal, we note that one of our named executive officers for the 2021 fiscal year, Isaac Dietrich, our former Chief Executive Officer, resigned from his position with the Company on November 30, 2021. Accordingly, we are asking our Stockholders to vote “FOR” the following resolution at the Annual Meeting:

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“RESOLVED, that the compensation paid to Greenwave Technology Solutions, Inc.’s named executive officers, as disclosed in Greenwave’s Proxy Statement for the 2022 Annual Meeting of Stockholders and the accompanying Annual Report on Form 10-K for the fiscal year ended December 31, 2021 pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Vote Required

To be approved, this non-binding vote must be approved by a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting. The say-on-pay vote is advisory, and therefore not binding on the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our Stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this Proxy Statement and the accompanying Annual Report, we will consider our Stockholders’ concerns and evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICER AS DESCRIBED UNDER THE HEADING “EXECUTIVE COMPENSATION,” AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL FIVE:

APPROVAL OF AMENDED AND RESTATED BYLAWS

The Board, in its continuing review of corporate governance matters, has concluded that it is advisable and in the best interests of the Company and its stockholders to amend and restate the Company’s Bylaws to conform to the Company’s evolving needs, strategy and operating environment, as well as the Delaware General Corporation Law.

We are asking Stockholders to approve the amended and restated bylaws of the Company included as Appendix B.

Vote Required

The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve the Bylaws Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A “FOR” VOTE FOR THIS PROPOSAL TO AMEND AND RESTATE THE COMPANY’S BYLAWS.

PROPOSAL SIX:

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the forgoing proposals described in this Proxy Statement, the Company may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this Proposal Seven, we are asking our Stockholders to authorize the Company to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve the forgoing proposals, each as described in this Proxy Statement. If our Stockholders approve this Proposal Seven, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our Stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the forgoing proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our Stockholders to change their votes in favor of such proposals.

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If it is necessary or advisable to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our Stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting. If, however, after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be provided to each Stockholder of record on the new record date entitled to vote at such meeting.

Vote Required

The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A “FOR” VOTE FOR THIS PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

By order of the Board of Directors,

/s/ Danny Meeks
Danny Meeks
Chief Executive Officer

October 11, 2022

Chesapeake, VA

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Appendix A

Greenwave Technology Solutions, Inc.

2022 Equity Incentive Plan

1. Purpose

Greenwave Technology Solutions, Inc. 2022 Equity Incentive Plan is intended to promote the best interests of Greenwave Technology Solutions, Inc. and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

2. Definitions

As used in this Plan the following definitions shall apply:

A. “Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, and (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

B. “Award” means any Option or Stock Award granted hereunder.

C. “Board” means the Board of Directors of the Corporation.

D. “Code” means the Internal Revenue Code of 1986, and any amendments thereto.

E. “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan.

F. “Common Stock” means the common stock, $0.001 par value, of the Corporation.

G. “Consultant” means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

H. “Corporation” means Greenwave Technology Solutions, Inc., a Delaware corporation.

I. “Corporation Law” means the Delaware Revised Statutes, as the same shall be amended from time to time.

J. “Date of Grant” means the date that the Committee approves an Option grant; provided, that all terms of such grant, including the amount of shares subject to the grant, exercise price and vesting are defined at such time.

K. “Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

L. “Deferred Shares” means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

M. “Director” means a member of the Board.

N. “Eligible Person” means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

O. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

P. “Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

(i)	If the Common Stock is traded on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange, including the NASDAQ Global Market or NASDAQ Capital Market, which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii)	In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

Q. “Family Member” means a parent, child, spouse or sibling.

R. “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

S. “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

T. “Option” means any option to purchase shares of Common Stock granted under this Plan.

U. “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. “Participant” means an Eligible Person who (i) is selected by the Committee or an authorized officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

W. “Performance Agreement” means an agreement described in Section 8 of this Plan.

X. “Performance Objectives” means the performance objectives established by the Committee pursuant to this Plan for Participants who have received grants of Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

Y. “Performance Period” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Stock Award are to be achieved.

Z. “Performance Share” means an award pursuant to Section 8 of this Plan of the right to receive shares of Common Stock upon the achievement of specified Performance Objectives.

AA. “Plan” means this Greenwave Technology Solutions, Inc. 2022 Equity Incentive Plan.

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BB. “Repricing” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option after it has been granted or (ii) canceling an Option at a time when the exercise price exceeds the then-Fair Market Value of the Common Stock in exchange for another Option.

CC. “Restricted Stock Award” means an award of Common Stock under Section 7.B.

DD. “Securities Act” means the Securities Act of 1933, as amended.

EE. “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.

FF. “Stock Bonus Award” means an award of Common Stock under Section 7.A.

GG. “Stock Award Agreement” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

HH. “Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

II. “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

JJ. “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3. implementation, interpretation and Administration

A. Delegation to Board Committee. The Board shall have the sole authority to implement, interpret, and/or administer this Plan unless the Board delegates all or any portion of its authority to implement, interpret, and/or administer this Plan to a Committee. To the extent not prohibited by the Certificate of Incorporation or Bylaws of the Corporation, the Board may delegate all or a portion of its authority to implement, interpret, and/or administer this Plan to a Committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. The Committee shall consist solely of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; and (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’s shares are listed, “independent” within the meaning of such rules.

B. Delegation to Officers. The Committee may delegate to one or more officers of the Corporation the authority to grant and administer Awards to Eligible Persons who are not Directors or executive officers of the Corporation; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant and administer Awards shall have all powers delegated to the Committee with respect to such Awards.

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C. Powers of the Committee. Subject to the provisions of this Plan, and in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i)	To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreement under this Plan.

(ii)	To determine the Fair Market Value of Common Stock in the absence of an established market for the Common Stock.

(iii)	To select the Eligible Persons to whom Awards are granted from time to time hereunder.

(iv)	To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or a Stock Award may be exercised or Common Stock issued thereunder, the vesting schedule of an Option, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v)	To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.

(vi)	To determine whether and under what circumstances an Option or Stock Award may be settled in cash, shares of Common Stock or other property under Section 6.H instead of in Common Stock.

(vii)	To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options, as set forth in this Plan, may not be waived.

(viii)	To prescribe the form of Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. Except for the due execution of the award agreement by both the Corporation and the Participant, the Award’s effectiveness will not be dependent on any signature unless specifically so provided in the award agreement.

The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the implementation, interpretation, and administration of this Plan shall be final, conclusive and binding on all persons having an interest in this Plan.

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4. Eligibility

A. Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.

B. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale. Accordingly, an Award may not be granted pursuant to this Plan for the purpose of the Corporation obtaining financing or for investor relations purposes.

C. Substitution Awards. The Committee may make Awards under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan

A. Share Reserve and Limitations on Grants. The maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options (without regard to whether payment on exercise of the Stock Option is made in cash or shares of Common Stock) and (ii) issued pursuant to Stock Awards, shall be 400,000 shares in the aggregate. The number of shares of Common Stock subject to the Plan shall be subject to adjustment as provided in Section 9. Notwithstanding any provision hereto to the contrary, shares subject to the Plan shall include shares forfeited in a prior year as provided herein. For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Corporation to satisfy applicable tax withholding obligations pursuant to Section 10 of this Plan shall be deemed issued under this Plan. No single participant may receive more than 25% of the total Options awarded in any single year.

B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

C. Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. Options

A. Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the exercise price of such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

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B. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i)	The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii)	The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

C. Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

D. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of the Participant, shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent such transfer complies with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant, unless such obligation is to the Corporation itself or to an Affiliate.

F. Vesting. Options will vest as provided in the Stock Option Agreement.

G. Termination. Options will terminate as provided in the Stock Option Agreement.

H. Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock. The Participant may face certain restrictions on his/her ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Corporation will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.

I. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

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J. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

K. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or is his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Options issued under this Plan be endorsed with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO ___, 20___, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

L. No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

7. Stock Awards

A. Stock Bonus Awards. Stock Bonus Awards may be granted by the Committee. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Bonus Awards need not be identical.

B. Restricted Stock Awards. Restricted Stock Awards may be granted by the Committee. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

C. Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon the recommendation of the Corporation’s management, and upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)	Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii)	Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

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(iii)	Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

(iv)	During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v)	Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

(vi)	Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Deferred Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Deferred Shares need not be identical.

8. Performance Shares

A. The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)	Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii)	The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii)	Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv)	Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v)	Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi)	Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii)	Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii)	If provided in the terms of the grant, the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix)	Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Performance Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Performance Shares need not be identical.

(x)	Until the achievement of the Performance Objectives and the resulting issuance of the Performance Shares, the Participant shall not have any rights as a stockholder in the Performance Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

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9. Changes in Capital Structure

A. No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B. Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number of and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

C. Merger, Consolidation or Asset Sale. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

D. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

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10. Withholding of Taxes

The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements; (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income; (iii) deliver to the Corporation previously acquired Common Stock; (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant; (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option of Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation’s Chief Financial Officer.

11. Compliance with Law and Approval of Regulatory Bodies

A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under this Plan shall be restricted shares. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

12. General Provisions

A. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

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B. Use of Proceeds. The proceeds received by the Corporation from any sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

C. Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any Participant with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E. Choice of Law. This Plan and all Stock Option Agreements, Stock Award Agreements, and Performance Agreements (or any other agreements) entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

F. Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fractional shares in cash.

G. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

13. Amendment and Termination

The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated herein; (ii) changes the class of employees eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, any Stock Option Agreement or any Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.

14. Effective Date of Plan; Duration of Plan

A. This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. Unless and until the Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, no shares of Common Stock may be issued under this Plan. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Options or Stock Awards shall terminate.

B. Unless previously terminated, this Plan will terminate ten (10) years after the earlier of (i) the date this Plan is adopted by the Board, or (ii) the date this Plan is approved by the stockholders, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate, expire or are exercised.

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IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board of Directors.

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

By:
Danny Meeks
Chief Executive Officer

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Appendix B

AMENDED AND RESTATED BY-LAWS OF GREENWAVE

TECHNOLOGY SOLUTIONS, INC.

ARTICLE I
Offices

Section 1.01 Registered Office. The registered office of Greenwave Technology Solutions, Inc. (the “Corporation”) will be fixed in the Certificate of Incorporation of the Corporation (as amended, restated, amended and restated or otherwise modified from time to time, the “Certificate of Incorporation”).

Section 1.02 Other Offices. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.

ARTICLE II
Meetings of the Stockholders

Section 2.01 Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, or by means of remote communication, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

Section 2.02 Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with these by-laws shall be held at such date, time, and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

Section 2.03 Special Meetings.

(a) Purpose. Special meetings of stockholders for any purpose or purposes shall be called only:

(i) by the Board of Directors or the Chair of the Board (as defined in Section 3.17); or

(b) Notice. A request to the Secretary shall be delivered to the Secretary at the Corporation’s principal executive offices and signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall set forth:

(i) a brief description of each matter of business desired to be brought before the special meeting;

(ii) the reasons for conducting such business at the special meeting;

(iii) the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be considered and in the event that such business includes a proposal to amend these by-laws, the language of the proposed amendment); and

(iv) the information required in Section 2.12(b) of these by-laws (for stockholder nomination demands) or Section 2.12(c) of these by-laws (for all other stockholder proposal demands), as applicable.

(c) Business. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the stockholders at any special meeting requested by stockholders.

(d) Time and Date. A special meeting requested by stockholders shall be held at such date and time as may be fixed by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than 90 days after the request to call the special meeting is received by the Secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if:

(i) the Board of Directors has called or calls for an annual meeting of the stockholders to be held within 90 days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) the business specified in the request;

(ii) the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law;

(iii) an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within 120 days prior to the receipt by the Secretary of the request for the special meeting (and, for purposes of this Section 2.03(d)(iii), the election of directors shall be deemed a Similar Item with respect to all items of business involving the election or removal of directors); or

(iv) the special meeting request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”).

(e) Revocation. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary at the Corporation’s principal executive offices, and if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting.

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Section 2.04 Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are provided in accordance with applicable law. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

Section 2.05 Notice of Meetings. Notice of the place (if any), date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Notices of meetings to stockholders may be given by mailing the same, addressed to the stockholder entitled thereto, at such stockholder’s mailing address as it appears on the records of the corporation and such notice shall be deemed to be given when deposited in the U.S. mail, postage prepaid. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, any such notice may be given by electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.06 List of Stockholders. The Corporation shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of capital stock of the Corporation registered in the name of each stockholder no later than the tenth day before each meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of ten days ending on the day before the meeting date: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list was provided with the notice of the meeting; or (b) during ordinary business hours, at the principal place of business of the Corporation. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

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Section 2.07 Quorum. Unless otherwise required by law, the Certificate of Incorporation, or these by-laws, at each meeting of the stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chair of the meeting or the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Section 2.08 Organization. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the Chair of the Board, or in their absence or inability to act, the Chief Executive Officer (as defined in Section 4.01), or, in their absence or inability to act, the officer or director whom the Board of Directors shall appoint, shall act as chair of, and preside at, the meeting. The Secretary or, in the Secretary’s absence or inability to act, the person whom the chair of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following:

(a) the establishment of an agenda or order of business for the meeting;

(b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting;

(c) rules and procedures for maintaining order at the meeting and the safety of those present;

(d) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies, or such other persons as the chair of the meeting shall determine;

(e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and

(f) limitations on the time allotted to questions or comments by participants.

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Section 2.09 Voting; Proxies.

(a) General. Unless otherwise required by law or provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote, in person or by proxy, for each share of capital stock held by such stockholder.

(b) Election of Directors. Unless otherwise required by the Certificate of Incorporation, the election of directors shall be by written ballot. If authorized by the Board of Directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder. Unless otherwise required by law, the Certificate of Incorporation, or these by-laws, the election of directors shall be decided by a majority of the votes cast at a meeting of the stockholders, at which a quorum is present, by the holders of stock entitled to vote in the election; provided, however, that, if the Secretary determines that the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders, at which a quorum is present, held to elect directors and entitled to vote on such election of directors. For purposes of this Section 2.09(b), a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee’s election. If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee shall not be elected.

(c) Other Matters. Unless otherwise required by law, the Certificate of Incorporation, or these by-laws, any matter, other than the election of directors, brought before any meeting of stockholders, at which a quorum is present, shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

(d) Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The authorization of a person to act as proxy may be documented, signed, and delivered in accordance with Section 116 of the General Corporation Law of the State of Delaware (the “DGCL”) provided that such authorization shall set forth, or be delivered with, information enabling the corporation to determine the identity of the stockholder granting such authorization. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date.

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Section 2.10 Inspectors at Meetings of Stockholders. In advance of any meeting of the stockholders, the Board of Directors shall, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of their ability. The inspector or inspectors may appoint or retain other persons or entities to assist the inspector or inspectors in the performance of their duties. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspector or inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election. When executing the duties of inspector, the inspector or inspectors shall:

(a) ascertain the number of shares outstanding and the voting power of each;

(b) determine the shares represented at the meeting and the validity of proxies and ballots;

(c) count all votes and ballots;

(d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.

Section 2.11 Fixing the Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to notice of or to vote at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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Section 2.12 Advance Notice of Stockholder Nominations and Proposals.

(a) Annual Meetings. At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. Except for nominations that are included in the Corporation’s annual meeting proxy statement pursuant to Section 2.13, to be properly brought before an annual meeting, nominations or such other business must be:

(i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof;

(ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or any committee thereof; or

(iii) otherwise properly brought before an annual meeting by a stockholder who is a stockholder of record of the Corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 2.12.

In addition, any proposal of business (other than the nomination of persons for election to the Board of Directors) must be a proper matter for stockholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder pursuant to Section 2.12(a)(iii), the stockholder or stockholders of record intending to propose the business (the “Proposing Stockholder”) must have given timely notice thereof pursuant to this Section 2.12(a), in writing to the Secretary even if such matter is already the subject of any notice to the stockholders or Public Disclosure from the Board of Directors. To be timely, a Proposing Stockholder’s notice for an annual meeting must be delivered to the Secretary at the principal executive offices of the Corporation: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth (10th) day following the first date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period). For the purposes of this Section 2.12 and Section 2.13, “Public Disclosure” shall mean a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press, or a comparable national news service or in a document filed by the Corporation with the Securities and Exchange Commission (“SEC”) pursuant to Section 13, 14, or 15(d) of the Exchange Act.

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(b) Stockholder Nominations. For the nomination of any person or persons for election to the Board of Directors pursuant to Section 2.12(a)(iii) or Section 2.12(d), a Proposing Stockholder’s timely notice to the Secretary (in accordance with the time periods for delivery of timely notice as set forth in this Section 2.01) shall set forth or include:

(i) the name, age, business address, and residence address of each nominee proposed in such notice;

(ii) the principal occupation or employment of each such nominee;

(iii) the class and number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any);

(iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;

(v) a written questionnaire with respect to the background and qualification of such proposed nominee, completed and executed by such proposed nominee, in the form to be provided by the Secretary upon written request of any stockholder of record within ten (10) days of such request, and a written statement and agreement executed by each such nominee acknowledging that such person:

(A) consents to being named in the proxy statement as a nominee and to serving as a director if elected,

(B) intends to serve as a director for the full term for which such person is standing for election, and

(C) makes the following representations: (1) that the director nominee has read and agrees to adhere to the Corporation’s Code of Conduct and Ethics, Insider Trading Policy, and any other of the Corporation’s policies or guidelines applicable to directors, including with regard to securities trading, (2) that the director nominee is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any nomination or other business proposal, issue, or question (a “Voting Commitment”) that has not been disclosed to the Corporation or any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, and (3) that the director nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification (“Compensation Arrangement”) that has not been disclosed to the Corporation in connection with such person’s nomination for director or service as a director; and

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(vi) as to the Proposing Stockholder:

(A) the name and address of the Proposing Stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination or other business proposal is being made,

(B) the class and number of shares of the Corporation which are owned by the Proposing Stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination or other business proposal is being made, as of the date of the Proposing Stockholder’s notice, and a representation that the Proposing Stockholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting within five business days after the record date for such meeting,

(C) a description of any agreement, arrangement, or understanding with respect to such nomination or other business proposal between or among the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination or other business proposal is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,

(D) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder’s notice by, or on behalf of, the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination or other business proposal is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of stock of the Corporation, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting

(E) a representation that the Proposing Stockholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or propose such other business proposal, and

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(F) a representation whether the Proposing Stockholder or the beneficial owner, if any, intends or is part of a group which intends (1) to solicit proxies or votes in support of such director nominees or nomination in accordance with Rule 14a-19 promulgated under the Exchange Act, and (2) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee, and

(G) the names and addresses of other stockholders (including beneficial and record owners) known by the Proposing Stockholder to support the nomination or other business proposal, and to the extent known, the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholders, and

(H) any other information relating to such Proposing Stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(c) Other Stockholder Proposals. For all business other than director nominations, a Proposing Stockholder’s timely notice to the Secretary (in accordance with the time periods for delivery of timely notice as set forth in this Section 2.12) shall set forth as to each matter the Proposing Stockholder proposes to bring before the annual meeting:

(i) a brief description of the business desired to be brought before the annual meeting;

(ii) the reasons for conducting such business at the annual meeting;

(iii) the text of any proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these by-laws, the language of the proposed amendment);

(iv) any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the business is being proposed;

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(v) any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(vi) a description of all agreements, arrangements, or understandings between or among such stockholder, the beneficial owner, if any, on whose behalf the proposal is being made, any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such stockholder, beneficial owner, or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such stockholder, beneficial owner, or their affiliates or associates; and

(vii) all of the other information required by Section 2.12(b)(vi) above.

(d) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders called by the Board of Directors at which directors are to be elected pursuant to the Corporation’s notice of meeting:

(i) by or at the direction of the Board of Directors or any committee thereof; or

(ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.12(d) is delivered to the Secretary, who is entitled to vote at the meeting, and upon such election and who complies with the notice procedures set forth in this Section 2.12.

In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if such stockholder delivers a stockholder’s notice that complies with the requirements of Section 2.12(b) to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of: (x) the 90th day prior to such special meeting; or (y) the tenth (10th) day following the date of the first Public Disclosure of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the Public Disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any notice time period).

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(e) Effect of Noncompliance.

(i) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.12 or Section 2.13 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting as shall be brought before the meeting in accordance with the procedures set forth in this Section 2.12 or Section 2.13, as applicable. If any proposed nomination was not made or proposed in compliance with this Section 2.12 or Section 2.13, as applicable, or other business was not made or proposed in compliance with this Section 2.12, then except as otherwise required by law, the chair of the meeting shall have the power and duty to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding anything in these by-laws to the contrary, unless otherwise required by law, if a Proposing Stockholder intending to propose business or make nominations at an annual meeting or propose a nomination at a special meeting pursuant to this Section 2.12 does not comply with or provide the information required under this Section 2.12 to the Corporation, including the updated information required by Section 2.12(b)(vi)(B), Section 2.12(b)(vi)(C), and Section 2.12(b)(vi)(D) within five business days after the record date for such meeting or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation.

(ii) Without limiting the other provisions and requirements of this Section 2.12, unless otherwise required by law, if any stockholder (A) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (B) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, then the Corporation shall disregard any proxies or votes solicited for such stockholder’s nominees. Upon request by the Corporation, if any stockholder provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

(f) Rule 14a-8. This Section 2.12 and Section 2.13 shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

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Section 2.13 Proxy Access.

(a) Inclusion of Proxy Access Stockholder Nominee in Proxy Statement. Subject to the provisions of this Section 2.13, the Corporation shall include in its proxy statement (including its form of proxy and ballot) for an annual meeting of stockholders the name of any stockholder nominee for election to the Board of Directors submitted pursuant to this Section 2.13 (each a “Proxy Access Stockholder Nominee”) provided:

(i) timely written notice of such Proxy Access Stockholder Nominee satisfying this Section 2.13 (“Proxy Access Notice”) is delivered to the Corporation by or on behalf of a stockholder or stockholders that, at the time the Proxy Access Notice is delivered, satisfy the ownership and other requirements of this Section 2.13 (such stockholder or stockholders, and any person on whose behalf they are acting, the “Eligible Stockholder”);

(ii) the Eligible Stockholder expressly elects in writing at the time of providing the Proxy Access Notice to have its Proxy Access Stockholder Nominee included in the Corporation’s proxy statement pursuant to this Section 2.13; and

(iii) the Eligible Stockholder and the Proxy Access Stockholder Nominee otherwise satisfy the requirements of this Section 2.13.

(b) Timely Notice. To be timely, the Proxy Access Notice must be delivered to the Secretary at the principal executive offices of the Corporation, not later than 120 days nor more than 150 days prior to the first anniversary of the date (as stated in the Corporation’s proxy materials) that the Corporation’s definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting of stockholders/of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, the Proxy Access Notice must be so delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of: (i) the 120th day prior to such annual meeting; or (ii) the 10th day following the day on which Public Disclosure of the date of such annual meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of the Proxy Access Notice.

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(c) Information to be Included in Proxy Statement. In addition to including the name of the Proxy Access Stockholder Nominee in the Corporation’s proxy statement for the annual meeting, the Corporation shall also include (collectively, the “Required Information”):

(i) the information concerning the Proxy Access Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement pursuant to the Exchange Act, and the rules and regulations promulgated thereunder; and

(ii) if the Eligible Stockholder so elects, a written statement of the Eligible Stockholder (or in the case of a group, a written statement of the group), not to exceed 500 words, in support of its Proxy Access Stockholder Nominee, which must be provided at the same time as the Proxy Access Notice for inclusion in the Corporation’s proxy statement for the annual meeting (a “Statement”).

Notwithstanding anything to the contrary contained in this Section 2.13, the Corporation may omit from its proxy materials any information or Statement that it, in good faith, believes is untrue in any material respect (or omits a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading) or would violate any applicable law, rule, regulation, or listing standard. Additionally, nothing in this Section 2.13 shall limit the Corporation’s ability to solicit against and include in its proxy statement its own statements relating to any Proxy Access Stockholder Nominee.

(d) Proxy Access Stockholder Nominee Limits. The number of Proxy Access Stockholder Nominees (including Proxy Access Stockholder Nominees that were submitted by an Eligible Stockholder for inclusion in the Corporation’s proxy statement pursuant to this Section 2.13 but either are subsequently withdrawn or that the Board of Directors decides to nominate (a “Board Nominee”)) appearing in the Corporation’s proxy statement with respect to a meeting of stockholders shall not exceed the greater of: (x) two; or (y) 20% of the number of directors in office as of the last day on which notice of a nomination may be delivered pursuant to this Section 2.13 (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below 20% (the “Permitted Number”); provided, however, that:

(i) in the event that one or more vacancies for any reason occurs on the Board of Directors at any time after the Final Proxy Access Nomination Date and before the date of the applicable annual meeting of stockholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced; and

(ii) any Proxy Access Stockholder Nominee who is included in the Corporation’s proxy statement for a particular meeting of stockholders but either: (A) withdraws from or becomes ineligible or unavailable for election at the meeting, or (B) does not receive a number of votes cast in favor of their election at least equal to 25% of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the Proxy Access Stockholder Nominee’s election, shall be ineligible to be included in the Corporation’s proxy statement as a Proxy Access Stockholder Nominee pursuant to this Section 2.13 for the next two annual meetings of stockholders following the meeting for which the Proxy Access Stockholder Nominee has been nominated for election; and

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(iii) any director in office as of the nomination deadline who was included in the Corporation’s proxy statement as a Proxy Access Stockholder Nominee for any of the two preceding annual meetings and whom the Board of Directors decides to nominate for election to the Board of Directors also will be counted against the Permitted Number.

In the event that the number of Proxy Access Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 2.13 exceeds the Permitted Number, each Eligible Stockholder shall select one Proxy Access Stockholder Nominee for inclusion in the Corporation’s proxy statement until the Permitted Number is reached, going in order of the amount (from greatest to least) of voting power of the Corporation’s capital stock entitled to vote on the election of directors as disclosed in the Proxy Access Notice. If the Permitted Number is not reached after each Eligible Stockholder has selected one Proxy Access Stockholder Nominee, this selection process shall continue as many times as necessary, following the same order each time, until the Permitted Number is reached.

(e) Eligibility of Nominating Stockholder; Stockholder Groups. An Eligible Stockholder must have owned (as defined below) continuously for at least three years a number of shares that represents 3% or more of the outstanding shares of the Corporation entitled to vote in the election of directors (the “Required Shares”) as of both the date the Proxy Access Notice is delivered to or received by the Corporation in accordance with this Section 2.13 and the record date for determining stockholders entitled to vote at the meeting. For purposes of satisfying the ownership requirement under this Section 2.13, the voting power represented by the shares of the Corporation’s capital stock owned by one or more stockholders, or by the person or persons who own shares of the Corporation’s capital stock and on whose behalf any stockholder is acting, may be aggregated, provided that:

(i) the number of stockholders and other persons whose ownership of shares is aggregated for such purpose shall not exceed 20; and

(ii) each stockholder or other person whose shares are aggregated shall have held such shares continuously for at least three (3) years.

Whenever an Eligible Stockholder consists of a group of stockholders and/or other persons, any and all requirements and obligations for an Eligible Stockholder set forth in this Section 2.13 must be satisfied by and as to each such stockholder or other person, except that shares may be aggregated to meet the Required Shares as provided in this Section 2.13(e). With respect to any one particular annual meeting, no stockholder or other person may be a member of more than one group of persons constituting an Eligible Stockholder under this Section 2.13.

(f) Funds. A group of two or more funds shall be treated as one stockholder or person for this Section 2.13 provided that the other terms and conditions in this Section 2.13 are met (including Section 2.13(h)(v)(A)) and the funds are:

(i) under common management and investment control;

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(ii) under common management and funded primarily by the same employer (or by a group of related employers that are under common control); or

(iii) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended.

(g) Ownership. For purposes of this Section 2.13, an Eligible Stockholder shall be deemed to “own” only those outstanding shares of the Corporation’s capital stock as to which the person possesses both:

(i) the full voting and investment rights pertaining to the shares; and

(ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares:

(A) sold by such person or any of its affiliates in any transaction that has not been settled or closed,

(B) borrowed by such person or any of its affiliates for any purposes or purchased by such person or any of its affiliates pursuant to an agreement to resell, or

(C) subject to any option, warrant, forward contract, swap, contract of sale, other derivative, or similar agreement entered into by such person or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Corporation’s capital stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (1) reducing in any manner, to any extent or at any time in the future, such person’s or affiliates’ full right to vote or direct the voting of any such shares; and/or (2) hedging, offsetting, or altering to any degree gain or loss arising from the full economic ownership of such shares by such person or affiliate.

An Eligible Stockholder “owns” shares held in the name of a nominee or other intermediary so long as the Eligible Stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has loaned such shares, provided that the Eligible Stockholder has the power to recall such loaned shares on three business days’ notice and recalls such loaned shares not more than three business days after being notified that any of its Proxy Access Stockholder Nominees will be included in the Corporation’s proxy statement. The terms “owned,” “owning,” and other variations of the word “own” shall have correlative meanings. For purposes of this Section 2.13, the term “affiliate” shall have the meaning ascribed thereto in the regulations promulgated under the Exchange Act.

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(h) Nomination Notice and Other Eligible Stockholder Deliverables. An Eligible Stockholder must provide with its Proxy Access Notice the following information in writing to the Secretary:

(i) one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three (3)-year holding period) verifying that, as of the date the Proxy Access Notice is delivered to or received by the Corporation, the Eligible Stockholder owns, and has owned continuously for the preceding three (3) years, the Required Shares, and the Eligible Stockholder’s agreement to provide:

(A) within five (5) business days after the record date for the meeting, written statements from the record holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date, and

(B) immediate notice if the Eligible Stockholder ceases to own any of the Required Shares prior to the date of the applicable annual meeting of stockholders;

(ii) the Eligible Stockholder’s representation and agreement that the Eligible Stockholder (including each member of any group of stockholders that together is an Eligible Stockholder under this Section 2.13):

(A) intends to continue to satisfy the eligibility requirements described in this Section 2.13 through the date of the annual meeting, including a statement,

(B) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent,

(C) has not nominated and will not nominate for election to the Board of Directors at the meeting any person other than the Proxy Access Stockholder Nominee(s) being nominated pursuant to this Section 2.13,

(D) has not engaged and will not engage in, and has not and will not be, a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Proxy Access Stockholder Nominee(s) or a Board Nominee,

(E) will not distribute to any stockholder any form of proxy for the meeting other than the form distributed by the Corporation,

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(F) has provided and will provide facts, statements, and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading,

(G) agrees to assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the Corporation’s stockholders or out of the information that the Eligible Stockholder provides to the Corporation,

(H) agrees to indemnify and hold harmless the Corporation and each of its directors, officers, and employees individually against any liability, loss, or damages in connection with any threatened or pending action, suit, or proceeding, whether legal, administrative, or investigative, against the Corporation or any of its directors, officers, or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 2.13,

(I) will file with the SEC any solicitation or other communication with the Corporation’s stockholders relating to the meeting at which the Proxy Access Stockholder Nominee will be nominated, regardless of whether any such filing is required under Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or whether any exemption from filing is available for such solicitation or other communication under Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and

(J) will comply with all other applicable laws, rules, regulations, and listing standards with respect to any solicitation in connection with the meeting;

(iii) the written consent of each Proxy Access Stockholder Nominee to be named in the Corporation’s proxy statement, and form of proxy and ballot and, as a nominee and, if elected, to serve as a director;

(iv) a copy of the Schedule 14N (or any successor form) that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act;

(v) in the case of a nomination by a group of stockholders that together is an Eligible Stockholder:

(A) documentation satisfactory to the Corporation demonstrating that a group of funds qualifies pursuant to the criteria set forth in Section 2.13(f) to be treated as one stockholder or person for purposes of this Section 2.13, and

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(B) the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating stockholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination; and

(vi) if desired, a Statement.

(i) Stockholder Nominee Agreement. Each Proxy Access Stockholder Nominee must:

(i) provide within five (5) business days of the Corporation’s request an executed agreement, in a form deemed satisfactory to the Corporation, providing the following representations:

(A) the Proxy Access Stockholder Nominee has read and agrees to adhere to the Corporation’s Code of Conduct and Ethics, Insider Trading Policy, and any other of the Corporation’s policies or guidelines applicable to directors, including with regard to securities trading,

(B) the Proxy Access Stockholder Nominee is not and will not become a party to: (1) any Voting Commitment that has not been disclosed to the Corporation; or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, and

(C) the Proxy Access Stockholder Nominee is not and will not become a party to any Compensation Arrangement in connection with such person’s nomination for director or service as a director that has not been disclosed to the Corporation;

(ii) complete, sign, and submit all questionnaires required of the Corporation’s Board of Directors within five (5) business days of receipt of each such questionnaire from the Corporation; and

(iii) provide within five (5) business days of the Corporation’s request such additional information as the Corporation determines may be necessary to permit the Board of Directors to determine whether such Proxy Access Stockholder Nominee meets the requirements of this Section 2.13 or the Corporation’s requirements with regard to director qualifications and policies and guidelines applicable to directors, including whether:

(A) such Proxy Access Stockholder Nominee is independent under the independence requirements, including the committee independence requirements, set forth in the listing standards of the stock exchange on which shares of the Corporation’s capital stock are listed, any applicable rules of the SEC, and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the directors (the “Independence Standards”),

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(B) such Proxy Access Stockholder Nominee has any direct or indirect relationship with the Corporation that has not been deemed categorically immaterial pursuant to the Corporation’s Code of Conduct and Ethics, and

(C) such Proxy Access Stockholder Nominee is not and has not been subject to: (1) any event specified in Item 401(f) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), or (2) any order of the type specified in Rule 506(d) of Regulation D under the Securities Act.

(j) Eligible Stockholder/Proxy Access Stockholder Nominee Undertaking. In the event that any information or communications provided by the Eligible Stockholder or Proxy Access Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in any respect or omits a fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Proxy Access Stockholder Nominee, as the case may be, shall promptly notify the Secretary in writing of any such inaccuracy or omission in such previously provided information and of the information that is required to make such information or communication true and correct. Notwithstanding the foregoing, the provision of any such notification pursuant to the preceding sentence shall not be deemed to cure any defect or limit the Corporation’s right to omit a Proxy Access Stockholder Nominee from its proxy materials as provided in this Section 2.13.

(k) Exceptions Permitting Exclusion of Proxy Access Stockholder Nominee. The Corporation shall not be required to include pursuant to this Section 2.13 a Proxy Access Stockholder Nominee in its proxy statement (or, if the proxy statement has already been filed, to allow the nomination of a Proxy Access Stockholder Nominee, notwithstanding that proxies in respect of such vote may have been received by the Corporation):

(i) if the Eligible Stockholder who has nominated such Proxy Access Stockholder Nominee has nominated for election to the Board of Directors at the meeting any person other than pursuant to this Section 2.13, or has or is engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Proxy Access Stockholder Nominee(s) or a Board Nominee;

(ii) if the Corporation has received a notice (whether or not subsequently withdrawn) that a stockholder intends to nominate any candidate for election to the Board of Directors pursuant to the advance notice requirements in Section 2.12 of these by-laws;

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(iii) who is not independent under the Independence Standards;

(iv) whose election as a member of the Board of Directors would violate or cause the Corporation to be in violation of these by-laws, the Corporation’s Certificate of Incorporation or Code of Conduct and Ethics, or other document setting forth qualifications for directors, the listing standards of the stock exchange on which shares of the Corporation’s capital stock is listed, or any applicable state or federal law, rule, or regulation;

(v) if the Proxy Access Stockholder Nominee is or becomes a party to any undisclosed Voting Commitment;

(vi) if the Proxy Access Stockholder Nominee is or becomes a party to any undisclosed Compensation Arrangement;

(vii) who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914;

(viii) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten years;

(ix) who is subject to any order of the type specified in Rule 506(d) of Regulation D under the Securities Act; or

(x) if such Proxy Access Stockholder Nominee or the applicable Eligible Stockholder shall have provided information to the Corporation in respect of such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading or shall have breached its or their agreements, representations, undertakings, or obligations pursuant to this Section 2.13.

(l) Invalidity. Notwithstanding anything to the contrary set forth herein, the Board of Directors or the person presiding at the meeting shall be entitled to declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation; and the Corporation shall not be required to include in its proxy statement any successor or replacement nominee proposed by the applicable Eligible Stockholder or any other Eligible Stockholder if:

(i) the Proxy Access Stockholder Nominee and/or the applicable Eligible Stockholder shall have breached its or their agreements, representations, undertakings, or obligations pursuant to this Section 2.13, as determined by the Board of Directors or the person presiding at the meeting; or

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(ii) the Eligible Stockholder (or a qualified representative thereof) does not appear at the meeting to present any nomination pursuant to this Section 2.13.

(m) Interpretation. The Board of Directors (and any other person or body authorized by the Board of Directors) shall have the power and authority to interpret this Section 2.13 and to make any and all determinations necessary or advisable to apply this Section 2.13 to any persons, facts, or circumstances, including the power to determine whether:

(i) a person or group of persons qualifies as an Eligible Stockholder;

(ii) outstanding shares of the Corporation’s capital stock are “owned” for purposes of meeting the ownership requirements of this Section 2.13;

(iii) a notice complies with the requirements of this Section 2.13;

(iv) a person satisfies the qualifications and requirements to be a Proxy Access Stockholder Nominee;

(v) inclusion of the Required Information in the Corporation’s proxy statement is consistent with all applicable laws, rules, regulations, and listing standards; and

(vi) any and all requirements of this Section 2.13 have been satisfied.

Any such interpretation or determination adopted in good faith by the Board of Directors (or any other person or body authorized by the Board of Directors) shall be conclusive and binding on all persons, including the Corporation and all record or beneficial owners of stock of the Corporation.

Section 2.14 No Action by Stockholder Consent in Lieu of a Meeting. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of Corporation and may not be effected by any consent by such stockholders.

Section 2.15 Notices to the Corporation. Whenever notice is to be given to the Corporation by a stockholder under any provision of law or of the Certificate of Incorporation or these by-laws, such notice shall be delivered to the Secretary at the principal executive offices of the Corporation. If delivered by electronic transmission, the stockholder’s notice shall be directed to the Secretary at the electronic mail address or facsimile number, as the case may be, specified in the Corporation’s most recent proxy statement.

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ARTICLE III
Board of Directors

Section 3.01 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these by-laws, or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

Section 3.02 Number; Term of Office. The Board of Directors shall consist of not less than one (1) and not more than nine (9) directors as fixed from time to time by resolution of a majority of the total number of directors that the Corporation would have if there were no vacancies. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal.

Section 3.03 Newly Created Directorships and Vacancies. Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, may be filled by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom the director has replaced, a successor is duly elected and qualified, or the earlier of such director’s death, resignation, or removal.

Section 3.04 Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later effective date or upon the happening of an event or events as is therein specified.

Section 3.05 Removal. Except as prohibited by applicable law or the Certificate of Incorporation, the stockholders holding a majority of the shares then entitled to vote at an election of directors may remove any director from office with or without cause.

Section 3.06 Fees and Expenses. Directors shall receive such reasonable fees for their services on the Board of Directors and any committee thereof and such reimbursement of their actual and reasonable expenses as may be fixed or determined by the Board of Directors.

Section 3.07 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors.

Section 3.08 Special Meetings. Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the Chair of the Board or the Chief Executive Officer on at least 24 hours’ notice to each director given by one of the means specified in Section 3.11 hereof other than by mail or on at least three (3) days’ notice if given by mail. Special meetings shall be called by the Chair of the Board or the Chief Executive Officer in like manner and on like notice on the written request of any three or more directors. The notice need not state the purposes of the special meeting and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

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Section 3.09 Telephone Meetings. Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.09 shall constitute presence in person at such meeting.

Section 3.10 Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

Section 3.11 Notices. Subject to Section 3.08, Section 3.10, and Section 3.12 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation, or these by-laws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director’s address as it appears on the records of the Corporation, facsimile, email, or by other means of electronic transmission.

Section 3.12 Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation, or these by-laws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

Section 3.13 Organization. At each regular or special meeting of the Board of Directors, the Chair of the Board or, in the Chair’s absence, another director or officer selected by the Board of Directors shall preside. The Secretary shall act as secretary at each meeting of the Board of Directors. If the Secretary is absent from any meeting of the Board of Directors, an assistant secretary of the Corporation shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all assistant secretaries of the Corporation, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 3.14 Quorum of Directors. Except as otherwise provided by these by-laws, the Certificate of Incorporation, or required by applicable law, the presence of a majority of the total number of directors on the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 3.15 Action by Majority Vote. Except as otherwise provided by these by-laws, the Certificate of Incorporation, or required by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

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Section 3.16 Directors’ Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission and any consent may be documented, signed, and delivered in any manner permitted by Section 116 of the DGCL After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

Section 3.17 Chair of the Board. The Board of Directors shall annually elect one of its members to be its chair (the “Chair of the Board”) and shall fill any vacancy in the position of Chair of the Board at such time and in such manner as the Board of Directors shall determine. Except as otherwise provided in these by-laws, the Chair of the Board shall preside at all meetings of the Board of Directors and of stockholders. The Chair of the Board shall perform such other duties and services as shall be assigned to or required of the Chair of the Board by the Board of Directors.

Section 3.18 Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this ARTICLE III.

ARTICLE IV
Officers

Section 4.01 Positions and Election. The officers of the Corporation shall be chosen by the Board of Directors and shall include a chief executive officer (the “Chief Executive Officer”), a president (the “President”), a chief financial officer (the “Chief Financial Officer”), and a secretary (the “Secretary”). The Board of Directors, in its discretion, may also elect one or more vice presidents, assistant treasurers, assistant secretaries, and other officers in accordance with these by-laws. Any two or more offices may be held by the same person.

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Section 4.02 Term. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation, or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to such officer’s contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving notice of their resignation in writing, or by electronic transmission, to the Chief Executive Officer or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.

Section 4.03 Chief Executive Officer. The Chief Executive Officer shall, subject to the provisions of these by-laws and the control of the Board of Directors, have general supervision, direction, and control over the business of the Corporation and over its officers. The Chief Executive Officer shall perform all duties incident to the office of the Chief Executive Officer, and any other duties as may be from time to time assigned to the Chief Executive Officer by the Board of Directors, in each case subject to the control of the Board of Directors.

Section 4.04 President. The President shall report and be responsible to the Chief Executive Officer. The President shall have such powers and perform such duties as from time to time may be assigned or delegated to the President by the Board of Directors or the Chief Executive Officer or that are incident to the office of president.

Section 4.05 Vice Presidents. Each vice president of the Corporation shall have such powers and perform such duties as may be assigned to them from time to time by the Board of Directors, the Chief Executive Officer, or the President, or that are incident to the office of vice president.

Section 4.06 Secretary. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings, and shall perform like duties for committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chair of the Board, or the Chief Executive Officer. The Secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

Section 4.07 Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer of the Corporation and shall have such powers and perform such duties as may be assigned by the Board of Directors, the Chair of the Board, or the Chief Executive Officer.

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Section 4.08 Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

Section 4.09 Duties of Officers May Be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the Chief Executive Officer or the President or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

ARTICLE V
INDEMNIFICATION

Section 5.01 Indemnification. The Corporation shall indemnify and hold harmless to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”), by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director, or officer, or employee, or agent of the Corporation or, while a director, or officer, or employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) actually and reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by the person was authorized in the specific case by the Board of Directors.

Section 5.02 Advancement of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) actually and reasonably incurred by a director, or officer, or employee, or agent of the Corporation in defending any Proceeding in advance of its final disposition, upon receipt of an undertaking by or on behalf of such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Section 5.02 or otherwise. Payment of such expenses actually and reasonably incurred by such person, may be made by the Corporation, subject to such terms and conditions as the general counsel of the Corporation in their discretion deems appropriate.

Section 5.03 Non-Exclusivity of Rights. The rights conferred on any person by this ARTICLE V will not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these by-laws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in their official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees, or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL.

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Section 5.04 Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise, or nonprofit entity.

Section 5.05 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity against any liability asserted against them and incurred by them in any such capacity, or arising out of their status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

Section 5.06 Repeal, Amendment, or Modification. Any amendment, repeal, or modification of this ARTICLE V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VI
Stock Certificates and Their Transfer

Section 6.01 Certificates Representing Shares. The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock shall be signed by, or in the name of, the Corporation by any two authorized officers of the Corporation. Any or all such signatures may be facsimiles. In case any officer, transfer agent, or registrar who has signed such a certificate ceases to be an officer, transfer agent, or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if the signatory were still such at the date of its issue.

Section 6.02 Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these by-laws. Transfers of stock shall be made on the books administered by or on behalf of the Corporation only by the direction of the registered holder thereof or such person’s attorney, lawfully constituted in writing, and, in the case of certificated shares, upon the surrender to the Company or its transfer agent or other designated agent of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued.

Section 6.03 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

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Section 6.04 Lost, Stolen, or Destroyed Certificates. The Board of Directors or the Secretary may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors or the Secretary may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen, or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or uncertificated shares.

ARTICLE VII
General Provisions

Section 7.01 Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

Section 7.02 Fiscal Year. The fiscal year of the Corporation shall be the calendar year.

Section 7.03 Checks, Notes, Drafts, Etc. All checks, notes, drafts, or other orders for the payment of money of the Corporation shall be signed, endorsed, or accepted in the name of the Corporation by such officer, officers, person, or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

Section 7.04 Conflict with Applicable Law or Certificate of Incorporation. These by-laws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these by-laws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

Section 7.05 Books and Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device, method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases); provided that the records so kept can be converted into clearly legible paper form within a reasonable time, and, with respect to the stock ledger, the records so kept comply with Section 224 of the DGCL. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

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Section 7.06 Forum for Adjudication of Disputes.

(a) Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for:

(i) any derivative action or proceeding brought on behalf of the Corporation;

(ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or stockholder of the Corporation to the Corporation or the Corporation’s stockholders;

(iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Certificate of Incorporation, or these by-laws (as either may be amended or restated) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; or

(iv) any action asserting a claim governed by the internal affairs doctrine.

If any action the subject matter of which is within the scope of this Section 7.06 is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Section 7.06 (an “Enforcement Action”); and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.06(a).

(b) Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.06(b).

ARTICLE VIII
Amendments

These by-laws may be adopted, amended, or repealed by the stockholders entitled to vote; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend, or repeal these by-laws upon the Board of Directors; and, provided further, that any proposal by a stockholder to amend these by-laws will be subject to the provisions of ARTICLE II of these by-laws except as otherwise required by law. The fact that such power has been so conferred upon the Board of Directors will not divest the stockholders of the power, nor limit their power to adopt, amend, or repeal by-laws.

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CONTROL ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE GREENWAVE TECHNOLOG SOLUTIONS, INC. 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON November 29, 2022

DATE: November 29, 2022

TIME: AT 4:30 PM ET

LOCATION: To be held virtually by calling 877-407-3088 (toll free),

THIS COMMUNICATION IS NOT A FORM OF VOTING AND ONLY REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS (INCLUDING THE PROXY STATEMENT AND FORM 10-K) AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT www.GWAV.vote To submit your proxy while visiting this site, you will need the control ID in THIS NOTICE.

●	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,

Step 1: Go to www.GWAV.vote
Step 2: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 3: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 7:00 PM EASTERN TIME ON NOVEMBER 28, 2022.

●	IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE NOVEMBER 15, 2022.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
CALL TOLL FREE	SEND THIS CARD TO	www.GWAV.vote	proxy@equitystock.com
1-855-557-4647	1-646-201-9006	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

Voting items

The board of directors recommends that you vote “for” FOR EACH OF THE NOMINEES IN PROPOSAL 1, AND “FOR” ON PROPOSALS 2 THROUGH 6.

1.	To elect four directors to serve until our next annual meeting of Stockholders or until their successor is duly elected and qualified;

2.	Approval of the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) and the reservation of up to 400,000 shares of Common Stock for issuance thereunder, subject to certain conditions;

3.	Ratification of the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

4.	Approval of an advisory vote on executive compensation;

5.	Approval of the amendment and restatement of the Company’s Bylaws (the “Bylaws Amendment Proposal”);

6.	Authorization to the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

7.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON October 6, 2022, AS THE RECORD DATE FOR THE DETERMINATION OF MEMBERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE COMPANY’S COMMON SHARES THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

PLEASE NOTE–THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE FOLLOW INSTRUCTIONS LISTED ON REVERSE SIDE.

YOUR VOTE IS IMPORTANT!

This proxy is solicited on behalf of the Board of Directors

GREENWAVE TECHNOLOGY SOLUTIONS INC

505 Crawford Street Portsmouth, VA 23703

VOTE BY INTERNET - www.xxxxxx.vote

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on November 28, 2022. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

The undersigned hereby appoints Danny Meeks, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock, $0.0001 par value per share, of Greenwave Technology Solutions Inc., (the "Company"), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 4:30 p.m., Eastern Time, on November 29, 2022, (the "Annual Meeting") to be held virtually by visiting www.redcat.vote and following the online directions or by calling 877-407-3088 (toll free), and any adjournment or postponement thereof. There will not be a physical meeting location.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, AND "FOR" PROPOSALS 2 THROUGH 6

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Election of four (4) Directors. Nominees:		For	Withhold
	1a.Danny Meeks	☐	☐
	1b. Cheryl Lanthorn	☐	☐
	1c. J. Bryan Plumlee	☐	☐
	1d. John Wood	☐	☐

Note: To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Your **Vote** Counts!

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

2022 Annual Meeting

Vote by November 28, 2022

11:59 PM ET

GENERAL BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in GREENWAVE TECHNOLOGY SOLUTIONS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 29, 2022.**

Get informed before you vote

View the Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 15, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

November 29, 2022
4:30 PM EST

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

GREENWAVE TECHNOLOGY SOLUTIONS, INC.
2022 Annual Meeting
Vote by November 28, 2022
11:59 PM ET

Voting Items		**Board Recommends**
1.	Election of Directors **Nominees:**	
1A	Danny Meeks	For
1B	Cheryl Lanthorn	For
1C	J. Bryan Plumlee	For
1D	John Wood	For
2	Approval of the Company's 2022 Equity Incentive Plan (the 2022 Plan) and the reservation of up to 400,000 shares of Common Stock for issuance thereunder.	For
3	Ratification of the appointment of RBSM LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
4	Approval of an advisory vote on executive compensation.	For
5	Approval of the amendment and restatement of the Company's Bylaws.	For
6	Authorization to the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.	For

Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.**